                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130694

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                                   TERM SHEET

                                  $778,305,000
                                  (APPROXIMATE)
                         IXIS REAL ESTATE CAPITAL TRUST
                                    2007-HE1

                       MORTGAGE PASS-THROUGH CERTIFICATES

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS ARE BEING OFFERED
WHEN, AS AND IF ISSUED. IN PARTICULAR, YOU ARE ADVISED THAT ASSET-BACKED
SECURITIES, AND THE ASSET POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR
REVISION (INCLUDING, AMONG OTHER THINGS, THE POSSIBILITY THAT ONE OR MORE
CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR
TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS. AS A RESULT, YOU MAY COMMIT
TO PURCHASE SECURITIES THAT HAVE CHARACTERISTICS THAT MAY CHANGE, AND YOU ARE
ADVISED THAT ALL OR A PORTION OF THE SECURITIES MAY NOT BE ISSUED THAT HAVE THE
CHARACTERISTICS DESCRIBED IN THESE MATERIALS. OUR OBLIGATION TO SELL SECURITIES
TO YOU IS CONDITIONED ON THE SECURITIES AND THE UNDERLYING TRANSACTION HAVING
THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF WE DETERMINE THAT CONDITION
IS NOT SATISFIED IN ANY MATERIAL RESPECT, WE WILL NOTIFY YOU, AND NEITHER THE
ISSUING ENTITY NOR THE UNDERWRITERS WILL HAVE ANY OBLIGATION TO YOU TO DELIVER
ALL OR ANY PORTION OF THE SECURITIES WHICH YOU HAVE COMMITTED TO PURCHASE, AND
THERE WILL BE NO LIABILITY BETWEEN US AS A CONSEQUENCE OF THE NON-DELIVERY.

                IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

THIS MATERIAL HAS BEEN PREPARED FOR INFORMATION PURPOSES TO SUPPORT THE
PROMOTION OR MARKETING OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. THIS IS
NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH
DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING, BANKING OR OTHER
NON-RESEARCH PERSONNEL. THIS MATERIAL WAS NOT INTENDED OR WRITTEN TO BE USED,
AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES
THAT MAY BE IMPOSED ON THE TAXPAYER UNDER U.S. FEDERAL TAX LAWS. EACH TAXPAYER
SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN
INDEPENDENT TAX ADVISOR. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
PERFORMANCE. PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT
THE END OF THIS MATERIAL.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST,
YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION
ABOUT THE DEPOSITOR, ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE
DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT www.sec.gov.
ALTERNATIVELY, THE DEPOSITOR OR ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN
THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY
CALLING TOLL-FREE 1-866-718-1649.

THE REGISTRATION STATEMENT REFERRED TO ABOVE (INCLUDING THE PROSPECTUS) IS
INCORPORATED IN THIS FREE WRITING PROSPECTUS BY REFERENCE AND MAY BE ACCESSED BY
CLICKING ON THE FOLLOWING HYPERLINK:
http://www.sec.gov/Archives/edgar/data/1030442/000090514806002120/efc6-1020
forms3a.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THIS
E-MAIL OR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS MATERIAL MAY
HAVE BEEN ATTACHED ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE
DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY
GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR
ANOTHER EMAIL SYSTEM.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                                   TERM SHEET

                                  $778,305,000
                                  (APPROXIMATE)

                         IXIS REAL ESTATE CAPITAL TRUST
                                    2007-HE1
                                 ISSUING ENTITY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                         IXIS REAL ESTATE CAPITAL INC. *
                                     SPONSOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 MASTER SERVICER

                          SAXON MORTGAGE SERVICES, INC.
                                    SERVICER

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-HE1

                *FORMERLY REFERRED TO AS CDC MORTGAGE CAPITAL INC

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                                  $778,305,000

                                (APPROXIMATE)(1)
                    IXIS REAL ESTATE CAPITAL TRUST, 2007-HE1

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                          IXIS REAL ESTATE CAPITAL INC.
                                     SPONSOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 MASTER SERVICER

                          SAXON MORTGAGE SERVICES, INC.
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

                        ORIGINAL
                      CERTIFICATE     EXPECTED                    MODIFIED
                       PRINCIPAL       RATINGS     AVG LIFE TO  DURATION TO                          INITIAL                  FINAL
OFFERED                 BALANCE      (MOODY'S /     CALL / MTY  CALL / MTY    PAYMENT WINDOW TO   SUBORDINATION               LEGAL
CLASSES  DESCRIPTION   ($)(1)(2)    S&P / FITCH)      (3)(4)     (3)(4)(5)     CALL / MTY(3)(4)    LEVEL (2)(6)  BENCHMARK  MATURITY
------------------------------------------------------------------------------------------------------------------------------------

  A-1     FLT / SEQ   306,010,000    Aaa/AAA/AAA   0.80 / 0.80  0.77 / 0.77    1 - 20 / 1 - 20        20.15%     1 M LIBOR   05/2037
  A-2     FLT / SEQ   102,870,000    Aaa/AAA/AAA   2.00 / 2.00  1.88 / 1.88   20 - 29 / 20 - 29       20.15%     1 M LIBOR   05/2037
  A-3     FLT / SEQ   133,770,000    Aaa/AAA/AAA   3.50 / 3.50  3.13 / 3.13   29 - 64 / 29 - 64       20.15%     1 M LIBOR   05/2037
  A-4     FLT / SEQ    92,155,000    Aaa/AAA/AAA   7.64 / 8.32  6.09 / 6.45  64 - 115 / 64 - 198      20.15%     1 M LIBOR   05/2037
  M-1     FLT / MEZ    32,993,000    Aa1/AA+/AA+   5.36 / 5.59  4.48 / 4.60  41 - 115 / 41 - 168      16.00%     1 M LIBOR   05/2037
  M-2     FLT / MEZ    24,645,000     Aa2/AA/AA    5.31 / 5.52  4.44 / 4.55  40 - 115 / 40 - 159      12.90%     1 M LIBOR   05/2037
  M-3     FLT / MEZ    15,503,000    Aa3/AA-/AA-   5.29 / 5.47  4.41 / 4.51  39 - 115 / 39 - 151      10.95%     1 M LIBOR   05/2037
  M-4     FLT / MEZ    13,118,000      A1/A+A+     5.27 / 5.43  4.39 / 4.48  39 - 115 / 39 - 145       9.30%     1 M LIBOR   05/2037
  M-5     FLT / MEZ    12,720,000      A2/A/A      5.27 / 5.40  4.38 / 4.45  38 - 115 / 38 - 139       7.70%     1 M LIBOR   05/2037
  M-6     FLT / MEZ    11,528,000      A3/A/A-     5.25 / 5.34  4.36 / 4.41  38 - 115 / 38 - 131       6.25%     1 M LIBOR   05/2037
  B-1     FLT / MEZ    11,130,000  Baa1/BBB+/BBB+  5.25 / 5.28  4.29 / 4.31  38 - 115 / 38 - 124       4.85%     1 M LIBOR   05/2037
  B-2     FLT / MEZ     7,950,000   Baa2/BBB/BBB   5.19 / 5.19  4.17 / 4.17  37 - 114 / 37 - 114       3.85%     1 M LIBOR   05/2037
  B-3     FLT / MEZ     5,963,000  Baa3/BBB-/BBB-  5.10 / 5.10  4.02 / 4.02  37 - 105 / 37 - 105       3.10%     1 M LIBOR   05/2037
  B-4     FLT / MEZ     7,950,000    Ba1/BB+/BB+                 ***Not Offered***                     2.10%      ***Not Offered***

Notes: (1)  Original Certificate Principal Balances subject to a variance of plus or minus 5%.

       (2)  Calculated based on the scheduled principal balance of the Mortgage
            Loans and any amounts deposited into the Pre-Funding Account as of the Closing Date.

       (3)  Certificates are priced to the 5% Optional Clean-up Call.

       (4)  Based on the pricing prepayment speed. See details below.

       (5)  Assumes pricing at par.

       (6)  Includes initial overcollateralization percentage.

ISSUING ENTITY:   IXIS Real Estate Capital Trust 2007-HE1 (the "Trust")

DEPOSITOR:        Morgan Stanley ABS Capital I Inc.

SPONSOR:          IXIS Real Estate Capital Inc.
                  (formerly referred to as CDC Mortgage Capital Inc.)

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 3

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

MASTER SERVICER:                 Wells Fargo Bank, National Association

SERVICER:                        Saxon Mortgage Services, Inc.

SWAP AND CAP PROVIDER:           IXIS Financial Products Inc.

SECURITIES AND SWAP              Wells Fargo Bank, National Association
ADMINISTRATOR:

TRUSTEE:                         Deutsche Bank National Trust Company

MANAGERS:                        Morgan Stanley (lead manager) and IXIS
                                 Securities North America (co-manager)

RATING AGENCIES:                 Fitch, Inc., Moody's Investors Service, Inc.
                                 and Standard & Poor's Ratings Services (a
                                 division of the McGraw Hill Companies, Inc.)

OFFERED CERTIFICATES:            Class A, M, B-1, B-2 and B-3 Certificates

CLASS A CERTIFICATES:            Class A-1, A-2, A-3 and A-4 Certificates

CLASS M CERTIFICATES:            Class M-1, M-2, M-3, M-4, M-5 and M-6
                                 Certificates

CLASS B CERTIFICATES:            Class B-1, B-2, B-3 and B-4 Certificates

LIBOR CERTIFICATES:              Class A, M and B Certificates

EXPECTED PRICING DATE:           On or about January [11], 2007

EXPECTED CLOSING DATE:           January 30, 2007 through DTC, Euroclear and
                                 Clearstream, Luxembourg. The LIBOR Certificates
                                 will be settled without accrued interest.

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, on the next business day,
                                 beginning February 26, 2007.

CUT-OFF DATE:                    January 1, 2007, for any mortgage loan in the
                                 mortgage pool transferred to the Trust on the
                                 Closing Date. For any Mortgage Loan
                                 subsequently transferred to the Trust during
                                 the Pre-Funding Period (as described below),
                                 the first day of the month in which such
                                 mortgage loan is transferred to the Trust.

DUE PERIOD FOR MORTGAGE LOANS:   For any Distribution Date, the period
                                 commencing on the second day of the calendar
                                 month preceding the calendar month in which
                                 such Distribution Date occurs and ending on the
                                 first day of the calendar month in which such
                                 Distribution Date occurs.

PREPAYMENT PERIOD:               With respect to any Distribution Date, the
                                 period commencing on the 16th day of the month
                                 prior to the month in which the related
                                 Distribution Date occurs (or, on the Cut-off
                                 Date, in connection with the first Prepayment
                                 Period) and ending on the 15th day of the month
                                 in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR      The interest accrual period for the LIBOR
THE LIBOR CERTIFICATES:          Certificates with respect to any Distribution
                                 Date will be the period from and including the
                                 immediately preceding Distribution Date (or, in
                                 the case of the first Distribution Date, the
                                 Closing Date) and ending on and including the
                                 day prior to the current Distribution Date (on
                                 an actual/360 day count basis).

MORTGAGE LOANS:                  The Trust will consist of approximately
                                 $795,000,000 of fixed and adjustable rate,
                                 sub-prime, first-lien, and second-lien
                                 residential mortgage loans. The information on
                                 the Mortgage Loans described herein is based on
                                 the Cut-off Date pool of approximately
                                 $649,588,500. On the Closing Date, it is
                                 expected that the trust will consist of
                                 approximately $649,588,500 of mortgage loans,
                                 and it is expected that up to approximately
                                 $145,411,500 of Mortgage Loans may be purchased
                                 by the trust for a period of up to 3 months
                                 after the Closing Date (the "Pre-Funding
                                 Period").

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 4

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

PRE-FUNDING:                     On the Closing Date, approximately $145,411,500
                                 from the sale of the LIBOR Certificates (the
                                 "Pre-Funded Amount") will be deposited with the
                                 Securities Administrator into an account (the
                                 "Pre-Funding Account") to be used by the Trust
                                 to purchase additional Mortgage Loans during
                                 the Pre-Funding Period for the related Mortgage
                                 Loan Pool.

PRICING PREPAYMENT SPEED:        o    Fixed Rate Mortgage Loans: CPR starting at
                                      approximately 4% CPR in month 1 and
                                      increasing to 23% CPR in month 16 (19%/15
                                      CPR increase for each month), and
                                      remaining at 23% CPR thereafter.

                                 o    Adjustable Rate Mortgage Loans: CPR of
                                      28%.

CREDIT ENHANCEMENT:              The LIBOR Certificates are credit enhanced by:

                                 1)   Net monthly excess cashflow from the
                                      Mortgage Loans after taking into account
                                      certain payments received or paid by the
                                      trust pursuant to the interest rate swap
                                      agreement;

                                 2)   Prior to the Step-down Date, the required
                                      overcollateralization (funded upfront)
                                      will be 2.10% based on the sum of the
                                      aggregate principal balance as of the
                                      Cut-off Date of the Mortgage Loans
                                      acquired by the Trust on the Closing Date
                                      and the Pre-Funded Amount. On or after the
                                      Step-down Date, so long as a Trigger Event
                                      is not in effect, the required
                                      overcollateralization will equal 4.20% of
                                      the aggregate principal balance of the
                                      Mortgage Loans as of the last day of the
                                      applicable Due Period, subject to a 0.50%
                                      floor, based on the sum of the aggregate
                                      principal balance as of the Cut-off Date
                                      of the Mortgage Loans acquired by the
                                      Trust on the Closing Date and the
                                      Pre-Funded Amount. On or after the
                                      Step-down Date if a Trigger Event is in
                                      effect, the required overcollateralization
                                      will be the same as the prior period; and

                                 3)   Subordination of distributions on the more
                                      subordinate classes of certificates to the
                                      required distributions on the more senior
                                      classes of certificates (if applicable).

SENIOR ENHANCEMENT PERCENTAGE:   For any Distribution Date, the percentage
                                 obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the
                                 subordinate certificates plus any
                                 overcollateralization, in each case, after
                                 taking into account the distributions of the
                                 Principal Distribution Amount for such
                                 Distribution Date and principal payments from
                                 the Swap Account, if any by (y) the aggregate
                                 principal balance of the Mortgage Loans (plus
                                 any amount in the Pre-Funding Account) as of
                                 the last day of the related Due Period.

CLASS M-1 ENHANCEMENT            For any Distribution Date, the percentage
PERCENTAGE:                      obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the Class M-2,
                                 Class M-3, Class M-4, Class M-5, Class M-6 and
                                 Class B Certificates plus any
                                 overcollateralization, in each case, after
                                 taking into account the distributions of the
                                 Principal Distribution Amount for such
                                 Distribution Date and principal payments from
                                 the Swap Account, if any by (y) the aggregate
                                 principal balance of the Mortgage Loans
                                 (including any amount in the Pre-Funding
                                 Account) as of the last day of the related Due
                                 Period.

STEP-DOWN DATE:                  The later to occur of:

                                 (x)  The earlier of:

                                      (a) The Distribution Date occurring in
                                          February 2010; and

                                      (b) The Distribution Date immediately
                                          following the Distribution Date on
                                          which the aggregate balances of the
                                          Class A Certificates have been reduced
                                          to zero; and

                                 (y)  the first Distribution Date on which the
                                      Senior Enhancement Percentage (calculated
                                      for this purpose only after taking into
                                      account scheduled and unscheduled payments
                                      of principal on the Mortgage Loans on the
                                      last day of the related Due Period but
                                      prior to any applications of the Principal
                                      Distribution Amount, together with any
                                      principal payments from the Swap Account,
                                      to the LIBOR Certificates on the
                                      applicable Distribution Date) is greater
                                      than or equal to approximately 40.30%.

TRIGGER EVENT:                   Either a Delinquency Trigger Event or a
                                 Cumulative Loss Trigger Event.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 5

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

DELINQUENCY TRIGGER EVENT:       A Delinquency Trigger Event is in effect on any
                                 Distribution Date if on that Distribution Date
                                 the quotient (expressed as a percentage) of (x)
                                 the rolling three-month average of the
                                 aggregate unpaid principal balance of Mortgage
                                 Loans that are 60 days or more delinquent
                                 (including Mortgage Loans related to REO
                                 property) divided by (y) the aggregate unpaid
                                 principal balance of the Mortgage Loans (plus
                                 any amount in the Pre-Funding Account) equals
                                 or exceeds a given percentage of the prior
                                 period's Senior Enhancement Percentage or Class
                                 M-1 Enhancement Percentage as specified below:

                                 CLASS A CERTIFICATES REMAIN OUTSTANDING 39.70%
                                 of the Senior Enhancement Percentage

                                 ON AND AFTER CLASS A CERTIFICATES PAY OFF
                                 50.00% of the Class M-1 Enhancement Percentage

CUMULATIVE LOSS TRIGGER EVENT:   A Cumulative Loss Trigger Event is in effect on
                                 any Distribution Date if the aggregate amount
                                 of realized losses incurred since the Cut-off
                                 Date through the last day of the related
                                 Prepayment Period divided by the sum of the
                                 aggregate stated principal balance as of the
                                 Cut-off Date of the Mortgage Loans acquired by
                                 the Trust on the Closing Date and the
                                 Pre-Funded Amount exceeds the applicable
                                 percentages described below with respect to
                                 such Distribution Date:

                                 MONTHS 25 - 36           1.450% for the first month, plus an additional
                                                          1/12th of 1.750% for each month thereafter
                                                          (e.g., 2.325% in Month 31)
                                 MONTHS 37 - 48           3.200% for the first month, plus an additional
                                                          1/12th of 1.800% for each month thereafter
                                                          (e.g., 4.100% in Month 43)
                                 MONTHS 49 - 60           5.000% for the first month, plus an additional
                                                          1/12th of 1.500% for each month thereafter
                                                          (e.g., 5.750% in Month 55)
                                 MONTHS 61 - 72           6.500% for the first month, plus an additional
                                                          1/12th of 0.750% for each month thereafter
                                                          (e.g., 6.875% in Month 67)
                                 MONTHS 73 - 84           7.250% for the first month, plus an additional
                                                          1/12th of 0.050% for each month thereafter
                                                          (e.g., 7.275% in Month 79)
                                 MONTHS 85 - THEREAFTER   7.300%

INITIAL SUBORDINATION            Class A:     20.15%
PERCENTAGE (INCLUDES PREFUNDED   Class M-1:   16.00%
AMOUNTS):                        Class M-2:   12.90%
                                 Class M-3:   10.95%
                                 Class M-4:   9.30%
                                 Class M-5:   7.70%
                                 Class M-6:   6.25%
                                 Class B-1:   4.85%
                                 Class B-2:   3.85%
                                 Class B-3:   3.10%
                                 Class B-4:   2.10%

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 6

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

OPTIONAL CLEAN-UP CALL:          If the Class X certificates are 100% owned,
                                 directly or indirectly, by IXIS Real Estate
                                 Capital Inc. or any of its affiliates, then the
                                 servicer, acting in accordance with the terms
                                 of the pooling and servicing agreement, may
                                 exercise a clean-up call when the current
                                 aggregate scheduled principal balance of the
                                 Mortgage Loans is less than or equal to 5% of
                                 the sum of the aggregate scheduled principal
                                 balance as of the Cut-off Date of the Mortgage
                                 Loans acquired by the Trust on the Closing Date
                                 and the Pre-Funded Amount.

                                 If the Class X certificates are not 100% owned,
                                 directly or indirectly, by IXIS Real Estate
                                 Capital Inc. or any of its affiliates, then the
                                 majority owner of the Class X certificates may
                                 exercise a clean-up call when the current
                                 aggregate scheduled principal balance of the
                                 Mortgage Loans is less than or equal to 5% of
                                 the sum of the aggregate scheduled principal
                                 balance as of the Cut-off Date of the Mortgage
                                 Loans acquired by the Trust on the Closing Date
                                 and the Pre-Funded Amount; provided, however,
                                 that IXIS Real Estate Capital Inc. or any of
                                 its affiliates, may only participate in the
                                 exercise of the clean-up call by the majority
                                 owners of the Class X certificates if IXIS Real
                                 Estate Capital Inc. or any of its affiliates is
                                 not the majority owner of the Class X
                                 Certificates, either directly or indirectly.

STEP-UP COUPONS:                 For the LIBOR Certificates, the pass-through
                                 rate will increase after the Distribution Date
                                 on which the Optional Clean-up Call is first
                                 exercisable, should the Optional Clean-up Call
                                 not be exercised. The applicable fixed margin
                                 for each class of Class A Certificates will
                                 increase by 2 times its initial margin and the
                                 applicable fixed margin for each class of Class
                                 M and Class B Certificates will each increase
                                 by 1.5 times their respective initial margins.

CLASS A-1 CERTIFICATES           The Class A-1 Certificates will accrue interest
PASS-THROUGH RATE:               at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS A-2 CERTIFICATES           The Class A-2 Certificates will accrue interest
PASS-THROUGH RATE:               at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS A-3 CERTIFICATES           The Class A-3 Certificates will accrue interest
PASS-THROUGH RATE:               at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS A-4 CERTIFICATES           The Class A-4 Certificates will accrue interest
PASS-THROUGH RATE:               at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS M-1 PASS-THROUGH RATE:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS M-2 PASS-THROUGH RATE:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS M-3 PASS-THROUGH RATE:     The Class M-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS M-4 PASS-THROUGH RATE:     The Class M-4 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS M-5 PASS-THROUGH RATE:     The Class M-5 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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MORGAN STANLEY                                                   January 9, 2007
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CLASS M-6 PASS-THROUGH RATE:     The Class M-6 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS B-1 PASS-THROUGH RATE:     The Class B-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS B-2 PASS-THROUGH RATE:    The Class B-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS B-3 PASS-THROUGH RATE:     The Class B-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

CLASS B-4 PASS-THROUGH RATE:    The Class B-4 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i)
                                 one-month LIBOR plus [ ] bps ([ ] bps after the
                                 first Distribution Date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the Net
                                 WAC Cap.

NET WAC CAP:                     For any Distribution Date, the weighted average
                                 of the interest rates for the Mortgage Loans
                                 (in each case, less the applicable expense fee
                                 rate) then in effect at the beginning of the
                                 related Due Period less the Swap Payment Rate,
                                 adjusted, in each case, to accrue on the basis
                                 of a 360-day year and the actual number of days
                                 in the related Interest Accrual Period.

SWAP PAYMENT RATE:               For any Distribution Date, a fraction, the
                                 numerator of which is any net swap payment or
                                 swap termination payment owed from available
                                 funds to the Swap Counterparty (other than any
                                 defaulted swap termination payment) for such
                                 Distribution Date and the denominator of which
                                 is the sum of the aggregate scheduled principal
                                 balance of the Mortgage Loans at the beginning
                                 of the related Due Period and amounts in the
                                 Pre-Funding Account, multiplied by 12.

INTEREST RATE CAP:               Beginning on the first Distribution Date, and
                                 for a period of 9 months thereafter, the LIBOR
                                 Certificates will have the benefit of an
                                 Interest Rate Cap entered into by the Trust.

                                 For its duration, on each applicable
                                 Distribution Date, the Interest Rate Cap pays
                                 the Trust the product of (i) the excess, if
                                 any, of the then current one-month LIBOR rate
                                 over the cap strike (on an Actual/360 day count
                                 basis) and (ii) the Interest Rate Cap Notional
                                 Balance for such Distribution Date as described
                                 on the schedule herein.

INTEREST RATE CAP PAYMENT        Any payments from the Interest Rate Cap shall
ALLOCATION:                      be available to pay any Basis Risk Carry
                                 Forward Amounts due to the LIBOR Certificates
                                 first pro rata by outstanding certificate
                                 principal balance and then pro rata by any
                                 Basis Risk Carry Forward Amounts remaining
                                 outstanding.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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INTEREST DISTRIBUTIONS ON THE    On each Distribution Date and after payments of
CERTIFICATES:                    servicing, master servicing and securities
                                 administrator fees and other expenses,
                                 including any net swap payments and any swap
                                 termination payment owed to the Swap
                                 Counterparty but not including any swap
                                 termination payment due to a default on the
                                 part of the Swap Counterparty, interest
                                 distributions from the Interest Remittance
                                 Amount will be allocated as follows:

                                 (i) payable from the remaining Interest
                                 Remittance Amount, concurrently to the Class A
                                 Certificates, their Accrued Certificate
                                 Interest and any unpaid Accrued Certificate
                                 Interest from prior Distribution Dates, pro
                                 rata, based upon their respective entitlements
                                 to such amounts;

                                 (ii) payable from the remaining Interest
                                 Remittance Amount, to the Class M-1
                                 Certificates, its Accrued Certificate Interest;

                                 (iii) payable from the remaining Interest
                                 Remittance Amount, to the Class M-2
                                 Certificates, its Accrued Certificate Interest;

                                 (iv) payable from the remaining Interest
                                 Remittance Amount, to the Class M-3
                                 Certificates, its Accrued Certificate Interest;

                                 (v) payable from the remaining Interest
                                 Remittance Amount, to the Class M-4
                                 Certificates, its Accrued Certificate Interest;

                                 (vi) payable from the remaining Interest
                                 Remittance Amount, to the Class M-5
                                 Certificates, its Accrued Certificate Interest;

                                 (vii) payable from the remaining Interest
                                 Remittance Amount, to the Class M-6
                                 Certificates, its Accrued Certificate Interest;

                                 (viii) payable from the remaining Interest
                                 Remittance Amount, to the Class B-1
                                 Certificates, its Accrued Certificate Interest;

                                 (ix) payable from the remaining Interest
                                 Remittance Amount, to the Class B-2
                                 Certificates, its Accrued Certificate Interest;

                                 (x) payable from the remaining Interest
                                 Remittance Amount, to the Class B-3
                                 Certificates, its Accrued Certificate Interest;
                                 and

                                 (xi) payable from the remaining Interest
                                 Remittance Amount, to the Class B-4
                                 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE   On each Distribution Date (a) prior to the
CERTIFICATES:                    Step-down Date or (b) on which a Trigger Event
                                 is in effect, principal distributions from the
                                 Principal Distribution Amount will be allocated
                                 as follows:

                                 (i)    to cover any net swap payments and any
                                        swap termination payments due to the
                                        Swap Counterparty but not including any
                                        swap termination payment due to a
                                        default on the part of the Swap
                                        Counterparty remaining unpaid after
                                        taking into account payments made from
                                        the Interest Remittance Amount;

                                 (ii)   to the Class A Certificates, allocated
                                        among the Class A Certificates as
                                        described below, until the Certificate
                                        Principal Balances thereof have been
                                        reduced to zero;

                                 (iii)  to the Class M-1 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

                                 (iv)   to the Class M-2 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

                                 (v)    to the Class M-3 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

                                 (vi)   to the Class M-4 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

                                 (vii)  to the Class M-5 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

                                 (viii) to the Class M-6 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

                                 (ix)   to the Class B-1 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

                                 (x)    to the Class B-2 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero;

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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                                 (xi)   to the Class B-3 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero; and

                                 (xii)  to the Class B-4 Certificates, until the
                                        Certificate Principal Balance has been
                                        reduced to zero.

                                 On each Distribution Date (a) on or after the
                                 Step-down Date and (b) on which a Trigger Event
                                 is not in effect, principal distributions from
                                 the Principal Distribution Amount will be
                                 allocated as follows:

                                 (i)    to cover any net swap payment and any
                                        swap termination payments due to the
                                        Swap Counterparty but not including any
                                        swap termination payment due to a
                                        default on the part of the Swap
                                        Counterparty remaining unpaid after
                                        taking into account payments made from
                                        the Interest Remittance Amount;

                                 (ii)   to the Class A Certificates, the lesser
                                        of the Principal Distribution Amount and
                                        the Class A Principal Distribution
                                        Amount, allocated among the Class A
                                        Certificates as described below, until
                                        the Certificate Principal Balances
                                        thereof have been reduced to zero;

                                 (iii)  to the Class M-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (iv)   to the Class M-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (v)    to the Class M-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (vi)   to the Class M-4 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-4
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (vii)  to the Class M-5 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-5
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (viii) to the Class M-6 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-6
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (ix)   to the Class B-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (x)    to the Class B-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                 (xi)   to the Class B-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero; and

                                 (xii)  to the Class B-4 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-4
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero.

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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CLASS A PRINCIPAL ALLOCATION:    Any principal distributions allocated to the
                                 Class A Certificates are required to be
                                 distributed first, to the Class A-1
                                 Certificates, until their Class Certificate
                                 Balance has been reduced to zero, second, to
                                 the Class A-2 Certificates, until their Class
                                 Certificate Balance has been reduced to zero,
                                 third, to the Class A-3 Certificates, until
                                 their Class Certificate Balance has been
                                 reduced to zero, and fourth, to the Class A-4
                                 Certificates, until their Class Certificate
                                 Balance has been reduced to zero.

                                 Notwithstanding the above, in the event that
                                 all subordinate classes, including the Class X
                                 certificates, have been reduced to zero,
                                 principal distributions to the Class A
                                 Certificates will be distributed to the Class
                                 A-1, A-2, A-3 and A-4 Certificates, pro rata
                                 based upon their Class Certificate Balances.

SWAP PAYMENT ALLOCATION:         For a given Class of Certificates outstanding,
                                 a pro rata share of the net swap payment owed
                                 by the Swap Counterparty (if any), based on the
                                 aggregate outstanding Certificate Principal
                                 Balance of the Class A, M and B Certificates
                                 outstanding prior to distributions of principal
                                 for that Distribution Date.

SWAP PAYMENT PRIORITY:           All payments due under the Swap Agreement and
                                 any swap termination payment pursuant to the
                                 Swap Agreement, including, without limitation,
                                 any Senior Defaulted Swap Termination Payment,
                                 will be deposited into the Swap Account, and
                                 allocated in the following order of priority:

                                 (i)    to pay any net swap payment owed to the
                                        Swap Counterparty pursuant to the Swap
                                        Agreement;

                                 (ii)   to pay any swap termination payment to
                                        the Swap Counterparty, including,
                                        without limitation, any Senior Defaulted
                                        Swap Termination Payment but not
                                        including any other swap termination
                                        payment due to a default on the part of
                                        the Swap Provider;

                                 (iii)  to the Class A-1, A-2, A-3 and A-4
                                        Certificates, the Accrued Certificate
                                        Interest and the Unpaid Interest
                                        Shortfall for each class, on a pro rata
                                        basis, to the extent not yet paid;

                                 (iv)   to the Class M-1, M-2, M-3, M-4, M-5,
                                        M-6, B-1, B-2, B-3 and B-4 Certificates,
                                        the Accrued Certificate Interest and the
                                        Unpaid Interest Shortfall for each
                                        class, sequentially and in that order,
                                        to the extent not yet paid;

                                 (v)    to be paid as principal, in accordance
                                        with the principal distribution rules in
                                        effect for such Distribution Date, as
                                        needed to maintain the required
                                        overcollateralization;

                                 (vi)   concurrently, to the Class A-1, A-2, A-3
                                        and A-4 Certificates, any Basis Risk
                                        Carry Forward Amount for each such Class
                                        up to their respective Swap Payment
                                        Allocation, to the extent not yet paid;

                                 (vii)  sequentially, to the Class M-1, M-2,
                                        M-3, M-4, M-5, M-6, B-1, B-2, B-3 and
                                        B-4 Certificates, any Basis Risk Carry
                                        Forward Amount for each such Class up to
                                        their respective Swap Payment
                                        Allocation, to the extent not yet paid;

                                 (viii) concurrently to the LIBOR Certificates,
                                        any unpaid Basis Risk Carryforward
                                        Amount, pro rata based on need;

                                 (ix)   sequentially to the Class M-1, M-2, M-3,
                                        M-4, M-5, M-6, B-1, B-2, B-3 and B-4
                                        Certificates, the realized loss amount
                                        reimbursement, to the extent not yet
                                        paid;

                                 (x)    to pay any swap termination payment due
                                        to the Swap Counterparty, to the extent
                                        the termination is due to a default on
                                        the part of the Swap Counterparty; and

                                 (xi)   all remaining amounts to the holder of
                                        the Class X Certificate.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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                                 In the event that, upon the Trust entering into
                                 a replacement interest rate swap agreement
                                 following the occurrence of an additional
                                 termination event of the type described in Part
                                 1(q)(iv) of the schedule to the swap agreement,
                                 the Trust is entitled to receive a payment from
                                 a replacement swap provider, the Trustee shall
                                 direct the replacement swap provider to make
                                 such payment to the Swap Account. Any Senior
                                 Defaulted Swap Termination Payment shall be
                                 made from the Swap Account to the Swap Provider
                                 immediately upon receipt of such payment,
                                 regardless of whether the date of receipt
                                 thereof is a Distribution Date. To the extent
                                 that any payment from a replacement swap
                                 provider is made to an account other than the
                                 Swap Account, then, any Senior Defaulted Swap
                                 Termination Payment shall be paid to the Swap
                                 Provider immediately upon receipt of such
                                 replacement swap provider, regardless of
                                 whether the date of receipt thereof is a
                                 Distribution Date. The Swap Provider shall have
                                 first priority to any replacement swap
                                 termination payment over the payment by the
                                 Trust to certificateholders, the servicers, any
                                 responsible party, the Trustee or any other
                                 person.

                                 Notwithstanding the foregoing, in the event
                                 that the Trust receives a swap termination
                                 payment, and a successor Swap Provider cannot
                                 be obtained, then the Trustee will be required
                                 to deposit the swap termination payment into
                                 the reserve account that is a sub-account of
                                 the Swap Account. On each subsequent
                                 Distribution Date (so long as funds are
                                 available in the reserve account), the trustee
                                 will be required to withdraw from the reserve
                                 account and deposit into the Swap Account an
                                 amount equal to the amount of any Net Swap
                                 Receipt due the Trust (calculated in accordance
                                 with the terms of the original interest rate
                                 swap agreement) and treat such amount as a Net
                                 Swap Receipt for purposes of determining the
                                 distributions from the Swap Account. The
                                 remaining amount in the reserve account will
                                 remain in that account and not treated as a
                                 swap termination payment for purposes of
                                 determining the distributions from the Swap
                                 Account until the final Distribution Date.

SENIOR DEFAULTED SWAP            As of any date, the lesser of (i) any payments
TERMINATION PAYMENT:             received by the Trust as a result of entering
                                 into a replacement interest rate swap agreement
                                 following an additional termination event
                                 resulting from a ratings downgrade of the Swap
                                 Counterparty in accordance with the swap
                                 agreement and (ii) any swap termination payment
                                 owed to the Swap Provider.

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                                     Page 12

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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ALLOCATION OF NET MONTHLY        For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                 Excess Cashflow shall be paid as follows:

                                 (i)     to the Class M-1 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (ii)    to the Class M-1 Certificates, their
                                         realized loss amount reimbursement;

                                 (iii)   to the Class M-2 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (iv)    to the Class M-2 Certificates, their
                                         realized loss amount reimbursement;

                                 (v)     to the Class M-3 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (vi)    to the Class M-3 Certificates, their
                                         realized loss amount reimbursement

                                 (vii)   to the Class M-4 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (viii)  to the Class M-4 Certificates, their
                                         realized loss amount reimbursement

                                 (ix)    to the Class M-5 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (x)     to the Class M-5 Certificates, their
                                         realized loss amount reimbursement

                                 (xi)    to the Class M-6 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (xii)   to the Class M-6 Certificates, their
                                         realized loss amount reimbursement

                                 (xiii)  to the Class B-1 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (xiv)   to the Class B-1 Certificates, their
                                         realized loss amount reimbursement;

                                 (xv)    to the Class B-2 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (xvi)   to the Class B-2 Certificates, their
                                         realized loss amount reimbursement;

                                 (xvii)  to the Class B-3 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (xviii) to the Class B-3 Certificates, their
                                         realized loss amount reimbursement;

                                 (xix)   to the Class B-4 Certificates, their
                                         Unpaid Interest Shortfall;

                                 (xx)    to the Class B-4 Certificates, their
                                         realized loss amount reimbursement;

                                 (xxi)   concurrently to the Class A
                                         Certificates, pro rata, any Basis Risk
                                         Carry Forward Amount for the Class A
                                         Certificates;

                                 (xxii)  sequentially, to Classes M-1, M-2, M-3,
                                         M-4, M-5, M-6, B-1, B-2, B-3 and B-4
                                         Certificates, in such order, any Basis
                                         Risk Carry Forward Amount for such
                                         classes; and

                                 (xxiii) to the Swap Account, the amount of any
                                         defaulted swap termination payment owed
                                         to the Swap Counterparty.

CLASS A, M, AND B BASIS RISK     As to any Distribution Date, the Basis Risk
CARRY FORWARD AMOUNT:            Carry Forward Amount for the Class A, M and B
                                 Certificates equals the sum of:

                                 (i)   the excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the respective
                                       Pass-Through Rate (without regard to the
                                       Net WAC Cap) over interest due such
                                       Certificates at a rate equal to the Net
                                       WAC Cap;

                                 (ii)  any Basis Risk Carry Forward Amount with
                                       respect to the related Class of
                                       Certificates remaining unpaid from prior
                                       Distribution Dates; and

                                 (iii) interest on the amount in clause (ii) at
                                       the respective Pass-Through Rate (without
                                       regard to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:     Any funds remaining in the Pre-Funding Account
                                 not used to purchase additional Mortgage Loans
                                 during the Pre-Funding Period will be paid to
                                 the Class A Certificates.

INTEREST REMITTANCE AMOUNT:      For any Distribution Date, the portion of
                                 available funds for such Distribution Date
                                 attributable to interest received or advanced
                                 on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:    For any Distribution Date and each class of
                                 LIBOR Certificates, equals the amount of
                                 interest accrued during the related interest
                                 accrual period at the related Pass-Through
                                 Rate, reduced by that class share of prepayment
                                 interest shortfalls and any shortfalls
                                 resulting from the application of the
                                 Servicemembers Civil Relief Act or similar
                                 state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:   On any Distribution Date, the sum of (i) the
                                 Basic Principal Distribution Amount and (ii)
                                 the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION     On any Distribution Date, the excess of (i) the
AMOUNT:                          aggregate Principal Remittance Amount over (ii)
                                 the Excess Subordinated Amount, if any.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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PRINCIPAL REMITTANCE AMOUNT:     On any Distribution Date, the sum of (i) all
                                 scheduled payments of principal collected or
                                 advanced on the Mortgage Loans during the prior
                                 Due Period and received or advanced by the
                                 servicer, (ii) the principal portion of all
                                 partial and full prepayments received during
                                 the related Prepayment Period and any advances
                                 of principal, (iii) the principal portion of
                                 all net liquidation proceeds, net condemnation
                                 proceeds and net insurance proceeds received
                                 during the related Prepayment Period, (iv) the
                                 principal portion of repurchased Mortgage Loans
                                 with respect to such Distribution Date, (v) the
                                 principal portion of substitution adjustments
                                 received in connection with the substitution of
                                 a Mortgage Loan with respect to such
                                 Distribution Date and (vi) the principal
                                 portion of the termination price if the
                                 Optional Clean-up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:     For any Distribution Date is the amount of
                                 funds available for distribution on such
                                 Distribution Date remaining after making all
                                 payments of interest and principal to the
                                 certificates and any payments made to the Swap
                                 Provider on that Distribution Date (other than
                                 defaulted swap termination payments).

EXTRA PRINCIPAL DISTRIBUTION     For any Distribution Date, the lesser of (i)
AMOUNT:                          the excess of (x) interest collected or
                                 advanced on the Mortgage Loans during the
                                 related Due Period (less fees owed to the
                                 Servicer, the Master Servicer and the
                                 Securities Administrator), over (y) the sum of
                                 (a) the interest distribution on the LIBOR
                                 Certificates on such Distribution Date, (b) net
                                 swap payments to the Swap Counterparty and (c)
                                 swap termination payments (other than a
                                 defaulted swap termination payment that is not
                                 a Senior Defaulted Swap Termination Payment)
                                 and (ii) the amount by which the
                                 overcollateralization is deficient for such
                                 Distribution Date.

EXCESS SUBORDINATED AMOUNT:      For any Distribution Date, means the excess, if
                                 any of (i) the overcollateralization over (ii)
                                 the required overcollateralization for such
                                 Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION   For any Distribution Date, an amount equal to
AMOUNT:                          the excess of (x) the Certificate Principal
                                 Balance of the Class A Certificates immediately
                                 prior to such Distribution Date over (y) the
                                 lesser of (A) the product of (i) approximately
                                 59.70% and (ii) the aggregate principal balance
                                 of the Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

CLASS M-1 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date) and (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 68.00% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

CLASS M-2 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date) and (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 74.20% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), and (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 78.10% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

CLASS M-4 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the
                                 payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date) and (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 81.40% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

CLASS M-5 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the
                                 payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the
                                 payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date) and (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 84.60% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

CLASS M-6 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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                                 Class M-3 Certificates (after taking into
                                 account the payment of the Class M-3 Principal
                                 Distribution Amount on such Distribution Date),
                                 (v) the Certificate Principal Balance of the
                                 Class M-4 Certificates (after taking into
                                 account the payment of the Class M-4 Principal
                                 Distribution Amount on such Distribution Date),
                                 (vi) the Certificate Principal Balance of the
                                 Class M-5 Certificates (after taking into
                                 account the payment of the Class M-5 Principal
                                 Distribution Amount on such Distribution Date)
                                 and (vii) the Certificate Principal Balance of
                                 the Class M-6 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 87.50% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

CLASS B-1 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the
                                 payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the
                                 payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the
                                 payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the
                                 payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date) and (viii)
                                 the Certificate Principal Balance of the Class
                                 B-1 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 90.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the
                                 payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the
                                 payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the
                                 payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the
                                 payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the
                                 payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date) and (ix) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 92.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

CLASS B-3 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the
                                 payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the
                                 payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the
                                 payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the
                                 payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the
                                 payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date), (ix) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates (after taking into account the
                                 payment of the Class B-2 Principal Distribution
                                 Amount on such Distribution Date) and (x) the
                                 Certificate Principal Balance of the Class B-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 93.80% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

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THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 17

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

CLASS B-4 PRINCIPAL              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:             the excess of (x) the sum of (i) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the
                                 payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the
                                 payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the
                                 payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the
                                 payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the
                                 payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the
                                 payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the
                                 payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date), (ix) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates (after taking into account the
                                 payment of the Class B-2 Principal Distribution
                                 Amount on such Distribution Date), (x) the
                                 Certificate Principal Balance of the Class B-3
                                 Certificates (after taking into account the
                                 payment of the Class B-3 Principal Distribution
                                 Amount on such Distribution Date) and (xi) the
                                 Certificate Principal Balance of the Class B-4
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 95.80% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) and (B) the excess, if
                                 any, of the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period (plus any amount in the
                                 Pre-Funding Account) minus approximately
                                 $3,975,000.

ALLOCATION OF LOSSES:            If on any Distribution Date, after giving
                                 effect to all distributions of principal as
                                 described above and allocations of payments
                                 from the Swap Account to pay principal as
                                 described under "--Swap Payment Priority", the
                                 aggregate Class Certificate Balances of the
                                 LIBOR Certificates exceeds the aggregate Stated
                                 Principal Balance of the mortgage loans for
                                 that Distribution Date and any amounts
                                 remaining in the Pre-Funding Account, the Class
                                 Certificate Balance of the applicable Class M
                                 or Class B certificates will be reduced, in
                                 inverse order of seniority (beginning with the
                                 Class B-4 certificates) by an amount equal to
                                 that excess, until that Class Certificate
                                 Balance is reduced to zero. This reduction of a
                                 Class Certificate Balance for Realized Losses
                                 is referred to as an "Applied Realized Loss
                                 Amount." In the event Applied Realized Loss
                                 Amounts are allocated to any class of
                                 certificates, its Class Certificate Balance
                                 will be reduced by the amount so allocated, and
                                 no funds will be distributable with respect to
                                 interest or Basis Risk Carry Forward Amounts on
                                 the amounts written down on that Distribution
                                 Date or any future Distribution Dates, even if
                                 funds are otherwise available for distribution.
                                 Notwithstanding the foregoing, if after an
                                 Applied Realized Loss Amount is allocated to
                                 reduce the Class Certificate Balance of any
                                 class of certificates, amounts are received
                                 with respect to any mortgage loan or related
                                 mortgaged property that had previously been
                                 liquidated or otherwise disposed of (any such
                                 amount being referred to as a "Subsequent
                                 Recovery"), the Class Certificate Balance of
                                 each class of certificates that has been
                                 previously reduced by Applied Realized Loss
                                 Amounts will be increased, in order of
                                 seniority, by the amount of the Subsequent
                                 Recoveries (but not in excess of the Unpaid
                                 Realized Loss Amount for the applicable class
                                 of Subordinated Certificates for the related
                                 Distribution Date). Any Subsequent Recovery
                                 that is received during a Prepayment Period
                                 will be treated as Liquidation Proceeds and
                                 included as part of the Principal Remittance
                                 Amount for the related Distribution Date.

ORIGINAL LOAN SELLERS:           Accredited Home Lenders, Inc.
                                 First Bank Mortgage

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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                                 First Horizon Home Loan Corp.
                                 First NLC Financial Services
                                 FlexPoint Funding Corp.
                                 Funding America, LLC
                                 Lenders Direct Capital Corporation
                                 Lime Financial Services, Ltd.
                                 Mandalay Mortgage, LLC
                                 Master Financial, Inc.
                                 Maxim Mortgage Corp.
                                 NC Capital Corporation
                                 Platinum Capital Group
                                 Quick Loan Funding Inc.
                                 Rose Mortgage Corp.
                                 Sebring Capital Partners LP

TRUST TAX STATUS:                Portions of the trust will be treated as
                                 multiple real estate mortgage investment
                                 conduits, or REMICs, for federal income tax
                                 purposes. The LIBOR Certificates will represent
                                 regular interests in a REMIC, which will be
                                 treated as debt instruments of a REMIC, and
                                 interests in certain basis risk interest carry
                                 forward payments, pursuant to the payment
                                 priorities in the transaction. Each interest in
                                 basis risk interest carry forward payments will
                                 be treated as an interest rate cap contract for
                                 federal income tax purposes.

ERISA ELIGIBILITY:               The LIBOR Certificates are expected to be ERISA
                                 eligible. Plan fiduciaries should note the
                                 additional representations deemed to be made
                                 because of the Swap Agreement, which will be
                                 described under "ERISA Considerations" in the
                                 free writing prospectus and the prospectus
                                 supplement for the IXIS Real Estate Capital
                                 Trust 2007-HE1 transaction.

SMMEA ELIGIBILITY:               None of the LIBOR Certificates will be SMMEA
                                 eligible.

REGISTRATION STATEMENT AND       This term sheet does not contain all
PROSPECTUS:                      information that is required to be included in
                                 a registration statement, or in a base
                                 prospectus and prospectus supplement.

                                 The Depositor has filed a registration
                                 statement (including a prospectus) with the SEC
                                 for the offering to which this communication
                                 relates. Before you invest, you should read the
                                 prospectus in that registration statement and
                                 other documents the Depositor has filed with
                                 the SEC for more complete information about the
                                 issuer and this offering. You may get these
                                 documents for free by visiting EDGAR on the SEC
                                 Web site at www.sec.gov. Alternatively, the
                                 Depositor or any underwriter or any dealer
                                 participating in the offering will arrange to
                                 send you the prospectus if you request it by
                                 calling toll-free 1-866-718-1649.

                                 The registration statement referred to above
                                 (including the prospectus) is incorporated in
                                 this term sheet by reference. and may be
                                 accessed by clicking on the following
                                 hyperlink:
                                 http://www.sec.gov/Archives/edgar/data/1030442/
                                 000090514806002120/efc6-1020_forms3a.txt

RISK FACTORS:                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                 INCLUDED IN THE REGISTRATION STATEMENT AND IN
                                 THE FREE WRITING PROSPECTUS AND THE PROSPECTUS
                                 SUPPLEMENT FOR IXIS REAL ESTATE CAPITAL TRUST
                                 2007-HE1 TRANSACTION REFERRED FOR A DESCRIPTION
                                 OF INFORMATION THAT SHOULD BE CONSIDERED IN
                                 CONNECTION WITH AN INVESTMENT IN THE LIBOR
                                 CERTIFICATES.

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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STATIC POOL INFORMATION:         Information concerning the sponsor's prior
                                 residential mortgage loan securitizations
                                 involving fixed- and adjustable-rate subprime
                                 mortgage loans secured by first- or second-lien
                                 mortgages or deeds of trust in residential real
                                 properties issued by the depositor is available
                                 on the internet at http://www.morganstanley.com
                                 /institutional/abs_spi/IXIS.html. On this
                                 website, you can view for each of these
                                 securitizations, summary pool information as of
                                 the applicable securitization cut-off date and
                                 delinquency, cumulative loss, and prepayment
                                 information as of each Distribution Date by
                                 securitization for the past five years, or
                                 since the applicable securitization closing
                                 date if the applicable securitization closing
                                 date occurred less than five years from the
                                 date of this term sheet. Each of these mortgage
                                 loan securitizations is unique, and the
                                 characteristics of each securitized mortgage
                                 loan pool varies from each other as well as
                                 from the mortgage loans to be included in the
                                 trust that will issue the certificates offered
                                 by this term sheet. In addition, the
                                 performance information relating to the prior
                                 securitizations described above may have been
                                 influenced by factors beyond the sponsor's
                                 control, such as housing prices and market
                                 interest rates. Therefore, the performance of
                                 these prior mortgage loan securitizations is
                                 likely not to be indicative of the future
                                 performance of the mortgage loans to be
                                 included in the trust related to this offering.

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                                     Page 20

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MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
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                              SENSITIVITY ANALYSIS

                                                          TO 5% CALL
      ------------------------------------------------------------------------------------------------------------------
              % OF PPC              50           60           75           100          125          150          175
      -----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

A-1   WAL (YRS)                    1.61         1.34         1.08         0.80         0.64         0.52         0.44
      FIRST PAYMENT DATE         2/25/2007    2/25/2007    2/25/2007    2/25/2007    2/25/2007    2/25/2007    2/25/2007
      EXPECTED FINAL MATURITY    6/25/2010   11/25/2009    4/25/2009    9/25/2008    5/25/2008    2/25/2008   12/25/2007
      WINDOW                      1 - 41       1 - 34       1 - 27       1 - 20       1 - 16       1 - 13       1 - 11

A-2   WAL (YRS)                    4.15         3.44         2.73         2.00         1.57         1.27         1.06
      FIRST PAYMENT DATE         6/25/2010   11/25/2009    4/25/2009    9/25/2008    5/25/2008    2/25/2008   12/25/2007
      EXPECTED FINAL MATURITY    2/25/2012    4/25/2011    5/25/2010    6/25/2009   12/25/2008    7/25/2008    4/25/2008
      WINDOW                      41 - 61      34 - 51      27 - 40      20 - 29      16 - 23      13 - 18      11 - 15

A-3   WAL (YRS)                    7.62         6.34         5.02         3.50         2.35         1.89         1.57
      FIRST PAYMENT DATE         2/25/2012    4/25/2011    5/25/2010    6/25/2009   12/25/2008    7/25/2008    4/25/2008
      EXPECTED FINAL MATURITY    1/25/2018    3/25/2016    4/25/2014    5/25/2012   12/25/2009    5/25/2009   12/25/2008
      WINDOW                     61 - 132     51 - 110      40 - 87      29 - 64      23 - 35      18 - 28      15 - 23

A-4   WAL (YRS)                    15.38        12.98        10.44        7.64         5.73         3.26         2.26
      FIRST PAYMENT DATE         1/25/2018    3/25/2016    4/25/2014    5/25/2012   12/25/2009    5/25/2009   12/25/2008
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013    9/25/2009
      WINDOW                     132 - 227    110 - 192    87 - 157     64 - 115      35 - 89      28 - 72      23 - 32

M-1   WAL (YRS)                    10.51        8.81         7.04         5.36         4.86         5.51         4.59
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    6/25/2010   12/25/2010   10/25/2011    9/25/2009
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013   12/25/2011
      WINDOW                     57 - 227     48 - 192     38 - 157     41 - 115      47 - 89      57 - 72      32 - 59

M-2   WAL (YRS)                    10.51        8.81         7.04         5.31         4.62         4.66         4.39
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    5/25/2010    9/25/2010    3/25/2011   12/25/2010
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013   12/25/2011
      WINDOW                     57 - 227     48 - 192     38 - 157     40 - 115      44 - 89      50 - 72      47 - 59

M-3   WAL (YRS)                    10.51        8.81         7.04         5.29         4.52         4.34         3.93
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    4/25/2010    7/25/2010   12/25/2010    8/25/2010
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013   12/25/2011
      WINDOW                     57 - 227     48 - 192     38 - 157     39 - 115      42 - 89      47 - 72      43 - 59

M-4   WAL (YRS)                    10.51        8.81         7.04         5.27         4.45         4.18         3.72
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    4/25/2010    6/25/2010    9/25/2010    6/25/2010
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013   12/25/2011
      WINDOW                     57 - 227     48 - 192     38 - 157     39 - 115      41 - 89      44 - 72      41 - 59

M-5   WAL (YRS)                    10.51        8.81         7.04         5.27         4.41         4.06         3.58
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    3/25/2010    5/25/2010    8/25/2010    4/25/2010
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013   12/25/2011
      WINDOW                     57 - 227     48 - 192     38 - 157     38 - 115      40 - 89      43 - 72      39 - 59

M-6   WAL (YRS)                    10.51        8.81         7.04         5.25         4.38         3.97         3.47
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    3/25/2010    4/25/2010    6/25/2010    2/25/2010
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013   12/25/2011
      WINDOW                     57 - 227     48 - 192     38 - 157     38 - 115      39 - 89      41 - 72      37 - 59

B-1   WAL (YRS)                    10.50        8.81         7.03         5.25         4.34         3.90         3.38
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    3/25/2010    4/25/2010    5/25/2010    1/25/2010
      EXPECTED FINAL MATURITY   12/25/2025    1/25/2023    2/25/2020    8/25/2016    6/25/2014    1/25/2013   12/25/2011
      WINDOW                     57 - 227     48 - 192     38 - 157     38 - 115      39 - 89      40 - 72      36 - 59

B-2   WAL (YRS)                    10.42        8.73         6.97         5.19         4.28         3.82         3.30
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    2/25/2010    3/25/2010    4/25/2010   12/25/2009
      EXPECTED FINAL MATURITY   10/25/2025   11/25/2022   12/25/2019    7/25/2016    5/25/2014   12/25/2012   11/25/2011
      WINDOW                     57 - 225     48 - 190     38 - 155     37 - 114      38 - 88      39 - 71      35 - 58

B-3   WAL (YRS)                    10.25        8.61         6.85         5.10         4.20         3.74         3.22
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    2/25/2010    3/25/2010    4/25/2010   12/25/2009
      EXPECTED FINAL MATURITY    6/25/2024   10/25/2021   12/25/2018   10/25/2015   11/25/2013    6/25/2012    7/25/2011
      WINDOW                     57 - 209     48 - 177     38 - 143     37 - 105      38 - 82      39 - 65      35 - 54

B-4   WAL (YRS)                    9.96         8.36         6.63         4.94         4.06         3.59         3.09
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    2/25/2010    2/25/2010    3/25/2010   11/25/2009
      EXPECTED FINAL MATURITY    3/25/2023   11/25/2020    1/25/2018    2/25/2015    4/25/2013    1/25/2012    3/25/2011
      WINDOW                     57 - 194     48 - 166     38 - 132      37 - 97      37 - 75      38 - 60      34 - 50

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 21

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS (CONT)

                                                          TO MATURITY
      ------------------------------------------------------------------------------------------------------------------
      % OF PPC                      50           60           75           100          125          150          175
      ------------------------------------------------------------------------------------------------------------------

A-1   WAL (YRS)                    1.61         1.34         1.08         0.80         0.64         0.52         0.44
      FIRST PAYMENT DATE         2/25/2007    2/25/2007    2/25/2007    2/25/2007    2/25/2007    2/25/2007    2/25/2007
      EXPECTED FINAL MATURITY    6/25/2010   11/25/2009    4/25/2009    9/25/2008    5/25/2008    2/25/2008   12/25/2007
      WINDOW                      1 - 41       1 - 34       1 - 27       1 - 20       1 - 16       1 - 13       1 - 11

A-2   WAL (YRS)                    4.15         3.44         2.73         2.00         1.57         1.27         1.06
      FIRST PAYMENT DATE         6/25/2010   11/25/2009    4/25/2009    9/25/2008    5/25/2008    2/25/2008   12/25/2007
      EXPECTED FINAL MATURITY    2/25/2012    4/25/2011    5/25/2010    6/25/2009   12/25/2008    7/25/2008    4/25/2008
      WINDOW                      41 - 61      34 - 51      27 - 40      20 - 29      16 - 23      13 - 18      11 - 15

A-3   WAL (YRS)                    7.62         6.34         5.02         3.50         2.35         1.89         1.57
      FIRST PAYMENT DATE         2/25/2012    4/25/2011    5/25/2010    6/25/2009   12/25/2008    7/25/2008    4/25/2008
      EXPECTED FINAL MATURITY    1/25/2018    3/25/2016    4/25/2014    5/25/2012   12/25/2009    5/25/2009   12/25/2008
      WINDOW                     61 - 132     51 - 110      40 - 87      29 - 64      23 - 35      18 - 28      15 - 23

A-4   WAL (YRS)                    16.47        14.02        11.28        8.32         6.27         3.66         2.26
      FIRST PAYMENT DATE         1/25/2018    3/25/2016    4/25/2014    5/25/2012   12/25/2009    5/25/2009   12/25/2008
      EXPECTED FINAL MATURITY   12/25/2035    3/25/2033    1/25/2029    7/25/2023    2/25/2020    8/25/2017    9/25/2009
      WINDOW                     132 - 347    110 - 314    87 - 264     64 - 198     35 - 157     28 - 127      23 - 32

M-1   WAL (YRS)                    10.88        9.16         7.31         5.59         5.03         5.72         5.69
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    6/25/2010   12/25/2010   10/25/2011    9/25/2009
      EXPECTED FINAL MATURITY   11/25/2032    8/25/2029    7/25/2025    1/25/2021   11/25/2017   10/25/2015    9/25/2015
      WINDOW                     57 - 310     48 - 271     38 - 222     41 - 168     47 - 130     57 - 105     32 - 104

M-2   WAL (YRS)                    10.85        9.13         7.29         5.52         4.79         4.79         4.50
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    5/25/2010    9/25/2010    3/25/2011   12/25/2010
      EXPECTED FINAL MATURITY   11/25/2031    8/25/2028    8/25/2024    4/25/2020    5/25/2017    4/25/2015   11/25/2013
      WINDOW                     57 - 298     48 - 259     38 - 211     40 - 159     44 - 124     50 - 99       47 - 82

M-3   WAL (YRS)                    10.82        9.09         7.26         5.47         4.66         4.45         4.02
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    4/25/2010    7/25/2010   12/25/2010    8/25/2010
      EXPECTED FINAL MATURITY   12/25/2030    8/25/2027   10/25/2023    8/25/2019   10/25/2016   11/25/2014    6/25/2013
      WINDOW                     57 - 287     48 - 247     38 - 201     39 - 151     42 - 117      47 - 94      43 - 77

M-4   WAL (YRS)                    10.78        9.06         7.23         5.43         4.58         4.27         3.80
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    4/25/2010    6/25/2010    9/25/2010    6/25/2010
      EXPECTED FINAL MATURITY    2/25/2030   11/25/2026    2/25/2023    2/25/2019    5/25/2016    7/25/2014    3/25/2013
      WINDOW                     57 - 277     48 - 238     38 - 193     39 - 145     41 - 112      44 - 90      41 - 74

M-5   WAL (YRS)                    10.73        9.01         7.19         5.40         4.51         4.14         3.64
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    3/25/2010    5/25/2010    8/25/2010    4/25/2010
      EXPECTED FINAL MATURITY    4/25/2029    2/25/2026    5/25/2022    8/25/2018    1/25/2016    3/25/2014   12/25/2012
      WINDOW                     57 - 267     48 - 229     38 - 184     38 - 139     40 - 108      43 - 86      39 - 71

M-6   WAL (YRS)                    10.66        8.95         7.15         5.34         4.45         4.02         3.52
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    3/25/2010    4/25/2010    6/25/2010    2/25/2010
      EXPECTED FINAL MATURITY    5/25/2028    3/25/2025    9/25/2021   12/25/2017    7/25/2015   11/25/2013    8/25/2012
      WINDOW                     57 - 256     48 - 218     38 - 176     38 - 131     39 - 102      41 - 82      37 - 67

B-1   WAL (YRS)                    10.56        8.86         7.07         5.28         4.37         3.92         3.40
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    3/25/2010    4/25/2010    5/25/2010    1/25/2010
      EXPECTED FINAL MATURITY    3/25/2027    3/25/2024    1/25/2021    5/25/2017    1/25/2015    6/25/2013    4/25/2012
      WINDOW                     57 - 242     48 - 206     38 - 168     38 - 124      39 - 96      40 - 77      36 - 63

B-2   WAL (YRS)                    10.42        8.73         6.97         5.19         4.28         3.82         3.30
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    2/25/2010    3/25/2010    4/25/2010   12/25/2009
      EXPECTED FINAL MATURITY   10/25/2025   11/25/2022   12/25/2019    7/25/2016    5/25/2014   12/25/2012   11/25/2011
      WINDOW                     57 - 225     48 - 190     38 - 155     37 - 114      38 - 88      39 - 71      35 - 58

B-3   WAL (YRS)                    10.25        8.61         6.85         5.10         4.20         3.74         3.22
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    2/25/2010    3/25/2010    4/25/2010   12/25/2009
      EXPECTED FINAL MATURITY    6/25/2024   10/25/2021   12/25/2018   10/25/2015   11/25/2013    6/25/2012    7/25/2011
      WINDOW                     57 - 209     48 - 177     38 - 143     37 - 105      38 - 82      39 - 65      35 - 54

B-4   WAL (YRS)                    9.96         8.36         6.63         4.94         4.06         3.59         3.09
      FIRST PAYMENT DATE        10/25/2011    1/25/2011    3/25/2010    2/25/2010    2/25/2010    3/25/2010   11/25/2009
      EXPECTED FINAL MATURITY    3/25/2023   11/25/2020    1/25/2018    2/25/2015    4/25/2013    1/25/2012    3/25/2011
      WINDOW                     57 - 194     48 - 166     38 - 132      37 - 97      37 - 75      38 - 60      34 - 50

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 22

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS (CONT)

      TO 5% CALL
      -------------------------------------------------------------
      CPR %                         20           25          30
      -------------------------------------------------------------
A-1   WAL (YRS)                    1.04         0.82        0.68
      FIRST PAYMENT DATE         2/25/2007    2/25/2007   2/25/2007
      EXPECTED FINAL MATURITY    4/25/2009   10/25/2008   6/25/2008
      WINDOW                      1 - 27       1 - 21      1 - 17

A-2   WAL (YRS)                    2.70         2.11        1.72
      FIRST PAYMENT DATE         4/25/2009   10/25/2008   6/25/2008
      EXPECTED FINAL MATURITY    5/25/2010    8/25/2009   2/25/2009
      WINDOW                      27 - 40      21 - 31     17 - 25

A-3   WAL (YRS)                    5.00         3.81        2.78
      FIRST PAYMENT DATE         5/25/2010    8/25/2009   2/25/2009
      EXPECTED FINAL MATURITY    4/25/2014    9/25/2012   8/25/2011
      WINDOW                      40 - 87      31 - 68     25 - 55

A-4   WAL (YRS)                    10.44        8.18        6.64
      FIRST PAYMENT DATE         4/25/2014    9/25/2012   8/25/2011
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     87 - 157     68 - 123    55 - 100

M-1   WAL (YRS)                    7.03         5.63        4.99
      FIRST PAYMENT DATE         2/25/2010    5/25/2010   0/25/2010
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     37 - 157     40 - 123    45 - 100

M-2   WAL (YRS)                    7.03         5.60        4.86
      FIRST PAYMENT DATE         2/25/2010    4/25/2010   7/25/2010
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     37 - 157     39 - 123    42 - 100

M-3   WAL (YRS)                    7.03         5.59        4.80
      FIRST PAYMENT DATE         2/25/2010    4/25/2010   6/25/2010
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     37 - 157     39 - 123    41 - 100

M-4   WAL (YRS)                    7.03         5.58        4.77
      FIRST PAYMENT DATE         2/25/2010    3/25/2010   5/25/2010
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     37 - 157     38 - 123    40 - 100

M-5   WAL (YRS)                    7.03         5.57        4.74
      FIRST PAYMENT DATE         2/25/2010    3/25/2010   4/25/2010
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     37 - 157     38 - 123    39 - 100

M-6   WAL (YRS)                    7.03         5.57        4.71
      FIRST PAYMENT DATE         2/25/2010    3/25/2010   4/25/2010
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     37 - 157     38 - 123    39 - 100

B-1   WAL (YRS)                    7.03         5.56        4.70
      FIRST PAYMENT DATE         2/25/2010    2/25/2010   3/25/2010
      EXPECTED FINAL MATURITY    2/25/2020    4/25/2017   5/25/2015
      WINDOW                     37 - 157     37 - 123    38 - 100

B-2   WAL (YRS)                    6.96         5.51        4.64
      FIRST PAYMENT DATE         2/25/2010    2/25/2010   3/25/2010
      EXPECTED FINAL MATURITY   12/25/2019    3/25/2017   4/25/2015
      WINDOW                     37 - 155     37 - 122     38 - 99

B-3   WAL (YRS)                    6.84         5.41        4.56
      FIRST PAYMENT DATE         2/25/2010    2/25/2010   3/25/2010
      EXPECTED FINAL MATURITY    1/25/2019    6/25/2016   9/25/2014
      WINDOW                     37 - 144     37 - 113     38 - 92

B-4   WAL (YRS)                    6.62         5.24        4.40
      FIRST PAYMENT DATE         2/25/2010    2/25/2010   2/25/2010
      EXPECTED FINAL MATURITY    1/25/2018    9/25/2015   1/25/2014
      WINDOW                     37 - 132     37 - 104     37 - 84

      TO MATURITY
      ---------------------------------------------------------------
      CPR %                         20           25           30
      ---------------------------------------------------------------
A-1   WAL (YRS)                    1.04         0.82         0.68
      FIRST PAYMENT DATE         2/25/2007    2/25/2007    2/25/2007
      EXPECTED FINAL MATURITY    4/25/2009   10/25/2008    6/25/2008
      WINDOW                      1 - 27       1 - 21       1 - 17

A-2   WAL (YRS)                    2.70         2.11         1.72
      FIRST PAYMENT DATE         4/25/2009   10/25/2008    6/25/2008
      EXPECTED FINAL MATURITY    5/25/2010    8/25/2009    2/25/2009
      WINDOW                      27 - 40     21 - 31       17 - 25

A-3   WAL (YRS)                    5.00         3.81         2.78
      FIRST PAYMENT DATE         5/25/2010   8/25/2009     2/25/2009
      EXPECTED FINAL MATURITY    4/25/2014   9/25/2012     8/25/2011
      WINDOW                      40 - 87     31 - 68       25 - 55

A-4   WAL (YRS)                    11.30        8.90         7.24
      FIRST PAYMENT DATE         4/25/2014    9/25/2012    8/25/2011
      EXPECTED FINAL MATURITY    2/25/2029   10/25/2024    8/25/2021
      WINDOW                     87 - 265     68 - 213     55 - 175

M-1   WAL (YRS)                    7.31         5.87         5.19
      FIRST PAYMENT DATE         2/25/2010    5/25/2010   10/25/2010
      EXPECTED FINAL MATURITY    8/25/2025   10/25/2021    3/25/2019
      WINDOW                     37 - 223     40 - 177     45 - 146

M-2   WAL (YRS)                    7.29         5.82         5.04
      FIRST PAYMENT DATE         2/25/2010   4/25/2010     7/25/2010
      EXPECTED FINAL MATURITY    9/25/2024   3/25/2021     7/25/2018
      WINDOW                     37 - 212     39 - 170     42 - 138

M-3   WAL (YRS)                    7.26         5.78         4.96
      FIRST PAYMENT DATE         2/25/2010   4/25/2010     6/25/2010
      EXPECTED FINAL MATURITY   11/25/2023   6/25/2020    12/25/2017
      WINDOW                     37 - 202     39 - 161     41 - 131

M-4   WAL (YRS)                    7.23         5.75         4.91
      FIRST PAYMENT DATE         2/25/2010    3/25/2010    5/25/2010
      EXPECTED FINAL MATURITY    3/25/2023   12/25/2019    7/25/2017
      WINDOW                     37 - 194     38 - 155     40 - 126

M-5   WAL (YRS)                    7.19         5.71         4.86
      FIRST PAYMENT DATE         2/25/2010   3/25/2010     4/25/2010
      EXPECTED FINAL MATURITY    7/25/2022   5/25/2019     2/25/2017
      WINDOW                     37 - 186     38 - 148     39 - 121

M-6   WAL (YRS)                    7.14         5.67         4.79
      FIRST PAYMENT DATE         2/25/2010    3/25/2010    4/25/2010
      EXPECTED FINAL MATURITY   10/25/2021   10/25/2018    7/25/2016
      WINDOW                     37 - 177     38 - 141     39 - 114

B-1   WAL (YRS)                    7.06         5.60         4.73
      FIRST PAYMENT DATE         2/25/2010   2/25/2010     3/25/2010
      EXPECTED FINAL MATURITY    1/25/2021   1/25/2018     1/25/2016
      WINDOW                     37 - 168     37 - 132     38 - 108

B-2   WAL (YRS)                    6.96         5.51         4.64
      FIRST PAYMENT DATE         2/25/2010   2/25/2010     3/25/2010
      EXPECTED FINAL MATURITY   12/25/2019   3/25/2017     4/25/2015
      WINDOW                     37 - 155     37 - 122      38 - 99

B-3   WAL (YRS)                    6.84         5.41         4.56
      FIRST PAYMENT DATE         2/25/2010   2/25/2010     3/25/2010
      EXPECTED FINAL MATURITY    1/25/2019   6/25/2016     9/25/2014
      WINDOW                     37 - 144     37 - 113      38 - 92

B-4   WAL (YRS)                    6.62         5.24         4.40
      FIRST PAYMENT DATE         2/25/2010   2/25/2010     2/25/2010
      EXPECTED FINAL MATURITY    1/25/2018   9/25/2015     1/25/2014
      WINDOW                     37 - 132     37 - 104      37 - 84

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 23

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%    M-4 CAP%    M-5 CAP%    M-6 CAP%
------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

   1         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
   2         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
   3         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
   4      20.14       20.14       20.14       20.14       19.91       19.91       19.91       19.91       19.91       19.91
   5      19.71       19.71       19.71       19.71       19.49       19.49       19.49       19.49       19.49       19.49
   6      19.81       19.81       19.81       19.81       19.57       19.57       19.57       19.57       19.57       19.57
   7      19.39       19.39       19.39       19.39       19.15       19.15       19.15       19.15       19.15       19.15
   8      19.23       19.23       19.23       19.23       18.98       18.98       18.98       18.98       18.98       18.98
   9      19.33       19.33       19.33       19.33       19.07       19.07       19.07       19.07       19.07       19.07
  10      18.91       18.91       18.91       18.91       18.65       18.65       18.65       18.65       18.65       18.65
  11      21.29       21.29       21.29       21.29       21.01       21.01       21.01       21.01       21.01       21.01
  12      20.97       20.97       20.97       20.97       20.69       20.69       20.69       20.69       20.69       20.69
  13      20.78       20.78       20.78       20.78       20.48       20.48       20.48       20.48       20.48       20.48
  14      20.87       20.87       20.87       20.87       20.54       20.54       20.54       20.54       20.54       20.54
  15      20.40       20.40       20.40       20.40       20.08       20.08       20.08       20.08       20.08       20.08
  16      20.36       20.36       20.36       20.36       20.02       20.02       20.02       20.02       20.02       20.02
  17      20.03       20.03       20.03       20.03       19.69       19.69       19.69       19.69       19.69       19.69
  18      19.99       19.99       19.99       19.99       19.63       19.63       19.63       19.63       19.63       19.63
  19      19.57       19.57       19.57       19.57       19.20       19.20       19.20       19.20       19.20       19.20
  20      19.22       19.22       19.22       19.22       18.83       18.83       18.83       18.83       18.83       18.83
  21         --       19.40       19.40       19.40       18.92       18.92       18.92       18.92       18.92       18.92
  22         --       19.01       19.01       19.01       18.51       18.51       18.51       18.51       18.51       18.51
  23         --       19.12       19.12       19.12       18.58       18.58       18.58       18.58       18.58       18.58
  24         --       18.74       18.74       18.74       18.19       18.19       18.19       18.19       18.19       18.19
  25         --       18.50       18.50       18.50       17.92       17.92       17.92       17.92       17.92       17.92
  26         --       18.92       18.92       18.92       18.25       18.25       18.25       18.25       18.25       18.25
  27         --       17.10       17.10       17.10       16.43       16.43       16.43       16.43       16.43       16.43
  28         --       17.19       17.19       17.19       16.46       16.46       16.46       16.46       16.46       16.46
  29         --       16.71       16.71       16.71       15.97       15.97       15.97       15.97       15.97       15.97
  30         --          --       16.84       16.84       16.04       16.04       16.04       16.04       16.04       16.04
  31         --          --       16.40       16.40       15.59       15.59       15.59       15.59       15.59       15.59
  32         --          --       16.18       16.18       15.32       15.32       15.32       15.32       15.32       15.32
  33         --          --       16.06       16.06       15.08       15.08       15.08       15.08       15.08       15.08
  34         --          --       15.69       15.69       14.68       14.68       14.68       14.68       14.68       14.68
  35         --          --       16.04       16.04       14.92       14.92       14.92       14.92       14.92       14.92
  36         --          --       15.61       15.61       14.47       14.47       14.47       14.47       14.47       14.47
  37         --          --       43.69       43.69       14.43       14.43       14.43       14.43       14.43       14.43
  38         --          --       19.30       19.30       15.49       15.49       15.49       15.49       15.49       15.49
  39         --          --       18.25       18.25       14.86       14.86       14.86       14.86       14.86       14.86
  40         --          --       18.58       18.58       15.16       15.16       15.16       15.16       15.16       15.16
  41         --          --       18.02       18.02       14.79       14.79       14.79       14.79       14.79       14.79
  42         --          --       18.41       18.41       15.15       15.15       15.15       15.15       15.15       15.15
  43         --          --       17.81       17.81       14.74       14.74       14.74       14.74       14.74       14.74
  44         --          --       17.70       17.70       14.71       14.71       14.71       14.71       14.71       14.71

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 24

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%    M-4 CAP%    M-5 CAP%    M-6 CAP%
------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

  45         --          --       18.25       18.25       15.17       15.17       15.17       15.17       15.17       15.17
  46         --          --       17.73       17.73       14.75       14.75       14.75       14.75       14.75       14.75
  47         --          --       18.19       18.19       15.11       15.11       15.11       15.11       15.11       15.11
  48         --          --       17.67       17.67       14.69       14.69       14.69       14.69       14.69       14.69
  49         --          --       17.64       17.64       14.66       14.66       14.66       14.66       14.66       14.66
  50         --          --       19.20       19.20       15.89       15.89       15.89       15.89       15.89       15.89
  51         --          --       17.59       17.59       14.60       14.60       14.60       14.60       14.60       14.60
  52         --          --       18.13       18.13       15.04       15.04       15.04       15.04       15.04       15.04
  53         --          --       17.63       17.63       14.64       14.64       14.64       14.64       14.64       14.64
  54         --          --       18.11       18.11       15.02       15.02       15.02       15.02       15.02       15.02
  55         --          --       17.59       17.59       14.60       14.60       14.60       14.60       14.60       14.60
  56         --          --       17.57       17.57       14.58       14.58       14.58       14.58       14.58       14.58
  57         --          --       18.04       18.04       14.95       14.95       14.95       14.95       14.95       14.95
  58         --          --       17.52       17.52       14.53       14.53       14.53       14.53       14.53       14.53
  59         --          --       18.00       18.00       14.90       14.90       14.90       14.90       14.90       14.90
  60         --          --       17.48       17.48       14.48       14.48       14.48       14.48       14.48       14.48
  61         --          --       17.45       17.45       14.46       14.46       14.46       14.46       14.46       14.46
  62         --          --       18.45       18.45       15.25       15.25       15.25       15.25       15.25       15.25
  63         --          --       17.40       17.40       14.41       14.41       14.41       14.41       14.41       14.41
  64         --          --       17.87       17.87       14.78       14.78       14.78       14.78       14.78       14.78
  65         --          --          --       17.35       14.36       14.36       14.36       14.36       14.36       14.36
  66         --          --          --       17.82       14.73       14.73       14.73       14.73       14.73       14.73
  67         --          --          --       17.30       14.31       14.31       14.31       14.31       14.31       14.31
  68         --          --          --       17.28       14.29       14.29       14.29       14.29       14.29       14.29
  69         --          --          --       17.75       14.66       14.66       14.66       14.66       14.66       14.66
  70         --          --          --       17.23       14.24       14.24       14.24       14.24       14.24       14.24
  71         --          --          --       17.71       14.61       14.61       14.61       14.61       14.61       14.61
  72         --          --          --       17.19       14.20       14.20       14.20       14.20       14.20       14.20
  73         --          --          --       15.42       12.43       12.43       12.43       12.43       12.43       12.43
  74         --          --          --       17.06       13.75       13.75       13.75       13.75       13.75       13.75
  75         --          --          --       15.41       12.42       12.42       12.42       12.42       12.42       12.42
  76         --          --          --       15.91       12.82       12.82       12.82       12.82       12.82       12.82
  77         --          --          --       15.40       12.41       12.41       12.41       12.41       12.41       12.41
  78         --          --          --       15.90       12.81       12.81       12.81       12.81       12.81       12.81
  79         --          --          --       15.38       12.40       12.40       12.40       12.40       12.40       12.40
  80         --          --          --       15.38       12.39       12.39       12.39       12.39       12.39       12.39
  81         --          --          --       15.88       12.80       12.80       12.80       12.80       12.80       12.80
  82         --          --          --       15.32       12.38       12.38       12.38       12.38       12.38       12.38
  83         --          --          --       13.69       12.79       12.79       12.79       12.79       12.79       12.79
  84         --          --          --       13.26       12.37       12.37       12.37       12.37       12.37       12.37
  85         --          --          --       13.28       12.36       12.36       12.36       12.36       12.36       12.36
  86         --          --          --       14.72       13.68       13.68       13.68       13.68       13.68       13.68
  87         --          --          --       13.32       12.35       12.35       12.35       12.35       12.35       12.35
  88         --          --          --       13.78       12.76       12.76       12.76       12.76       12.76       12.76
  89         --          --          --       13.36       12.34       12.34       12.34       12.34       12.34       12.34

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 25

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%    M-4 CAP%    M-5 CAP%    M-6 CAP%
------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

  90         --          --          --       13.82       12.75       12.75       12.75       12.75       12.75       12.75
  91         --          --          --       13.40       12.33       12.33       12.33       12.33       12.33       12.33
  92         --          --          --       13.42       12.32       12.32       12.32       12.32       12.32       12.32
  93         --          --          --       13.89       12.73       12.73       12.73       12.73       12.73       12.73
  94         --          --          --       13.47       12.31       12.31       12.31       12.31       12.31       12.31
  95         --          --          --       13.94       12.72       12.72       12.72       12.72       12.72       12.72
  96         --          --          --       13.52       12.30       12.30       12.30       12.30       12.30       12.30
  97         --          --          --       13.54       12.30       12.30       12.30       12.30       12.30       12.30
  98         --          --          --       15.03       13.61       13.61       13.61       13.61       13.61       13.61
  99         --          --          --       13.60       12.28       12.28       12.28       12.28       12.28       12.28
  100        --          --          --       14.08       12.69       12.69       12.69       12.69       12.69       12.69
  101        --          --          --       13.66       12.27       12.27       12.27       12.27       12.27       12.27
  102        --          --          --       14.14       12.68       12.68       12.68       12.68       12.68       12.68
  103        --          --          --       13.72       12.26       12.26       12.26       12.26       12.26       12.26
  104        --          --          --       13.75       12.26       12.26       12.26       12.26       12.26       12.26
  105        --          --          --       14.25       12.66       12.66       12.66       12.66       12.66       12.66
  106        --          --          --       13.82       12.24       12.24       12.24       12.24       12.24       12.24
  107        --          --          --       14.32       12.65       12.65       12.65       12.65       12.65       12.65
  108        --          --          --       13.89       12.23       12.23       12.23       12.23       12.23       12.23
  109        --          --          --       13.93       12.23       12.23       12.23       12.23       12.23       12.23
  110        --          --          --       14.93       13.06       13.06       13.06       13.06       13.06       13.06
  111        --          --          --       14.01       12.21       12.21       12.21       12.21       12.21       12.21
  112        --          --          --       14.52       12.62       12.62       12.62       12.62       12.62       12.62
  113        --          --          --       14.09       12.20       12.20       12.20       12.20       12.20       12.20
  114        --          --          --       14.61       12.60       12.60       12.60       12.60       12.60       12.60
  115        --          --          --       14.18       12.19       12.19       12.19       12.19       12.19       12.19
  116        --          --          --       14.23       12.19       12.19       12.19       12.19       12.19       12.19
  117        --          --          --       14.75       12.59       12.59       12.59       12.59       12.59       12.59
  118        --          --          --       14.32       12.17       12.17       12.17       12.17       12.17       12.17
  119        --          --          --       14.85       12.57       12.57       12.57       12.57       12.57       12.57
  120        --          --          --       14.43       12.16       12.16       12.16       12.16       12.16       12.16
  121        --          --          --       14.48       12.16       12.16       12.16       12.16       12.16       12.16
  122        --          --          --       16.09       13.45       13.45       13.45       13.45       13.45       13.45
  123        --          --          --       14.59       12.15       12.15       12.15       12.15       12.15       12.15
  124        --          --          --       15.14       12.54       12.54       12.54       12.54       12.54       12.54
  125        --          --          --       14.71       12.13       12.13       12.13       12.13       12.13       12.13
  126        --          --          --       15.26       12.53       12.53       12.53       12.53       12.53       12.53
  127        --          --          --       14.83       12.12       12.12       12.12       12.12       12.12       12.12
  128        --          --          --       14.90       12.12       12.12       12.12       12.12       12.12       12.12
  129        --          --          --       15.46       12.51       12.51       12.51       12.51       12.51       12.51
  130        --          --          --       15.03       12.10       12.10       12.10       12.10       12.10       12.10
  131        --          --          --       15.61       12.50       12.50       12.50       12.50       12.50       12.50
  132        --          --          --       15.18       12.09       12.09       12.09       12.09       12.09       12.09
  133        --          --          --       15.25       12.09       12.09       12.09       12.09       12.09          --
  134        --          --          --       16.97       13.38       13.38       13.38       13.38       13.38          --

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 26

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%    M-4 CAP%    M-5 CAP%    M-6 CAP%
------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

  135        --          --          --       15.41       12.08       12.08       12.08       12.08       12.08          --
  136        --          --          --       16.01       12.47       12.47       12.47       12.47       12.47          --
  137        --          --          --       15.58       12.06       12.06       12.06       12.06       12.06          --
  138        --          --          --       16.18       12.46       12.46       12.46       12.46       12.46          --
  139        --          --          --       15.75       12.05       12.05       12.05       12.05       12.05          --
  140        --          --          --       15.84       12.05       12.05       12.05       12.05          --          --
  141        --          --          --       16.47       12.44       12.44       12.44       12.44          --          --
  142        --          --          --       16.03       12.04       12.04       12.04       12.04          --          --
  143        --          --          --       16.67       12.43       12.43       12.43       12.43          --          --
  144        --          --          --       16.23       12.02       12.02       12.02       12.02          --          --
  145        --          --          --       16.34       12.02       12.02       12.02       12.02          --          --
  146        --          --          --       18.21       13.30       13.30       13.30          --          --          --
  147        --          --          --       16.56       12.01       12.01       12.01          --          --          --
  148        --          --          --       17.23       12.40       12.40       12.40          --          --          --
  149        --          --          --       16.79       11.99       11.99       11.99          --          --          --
  150        --          --          --       17.47       12.39       12.39       12.39          --          --          --
  151        --          --          --       17.03       11.98       11.98       11.98          --          --          --
  152        --          --          --       17.16       11.98       11.98          --          --          --          --
  153        --          --          --       17.87       12.37       12.37          --          --          --          --
  154        --          --          --       17.43       11.97       11.97          --          --          --          --
  155        --          --          --       18.15       12.36       12.36          --          --          --          --
  156        --          --          --       17.71       11.96       11.96          --          --          --          --
  157        --          --          --       17.85       11.95       11.95          --          --          --          --
  158        --          --          --       19.24       12.77       12.77          --          --          --          --
  159        --          --          --       18.16       11.94       11.94          --          --          --          --
  160        --          --          --       18.92       12.33       12.33          --          --          --          --
  161        --          --          --       18.48       11.93          --          --          --          --          --
  162        --          --          --       19.27       12.32          --          --          --          --          --
  163        --          --          --       18.82       11.92          --          --          --          --          --
  164        --          --          --       18.99       11.91          --          --          --          --          --
  165        --          --          --       19.81       12.30          --          --          --          --          --
  166        --          --          --       19.36       11.90          --          --          --          --          --
  167        --          --          --       20.21       12.29          --          --          --          --          --
  168        --          --          --       19.75       11.89          --          --          --          --          --
  169        --          --          --       19.99          --          --          --          --          --          --
  170        --          --          --       22.54          --          --          --          --          --          --
  171        --          --          --       20.75          --          --          --          --          --          --
  172        --          --          --       21.87          --          --          --          --          --          --
  173        --          --          --       21.61          --          --          --          --          --          --
  174        --          --          --       22.83          --          --          --          --          --          --
  175        --          --          --       22.61          --          --          --          --          --          --
  176        --          --          --       23.17          --          --          --          --          --          --
  177        --          --          --       25.96          --          --          --          --          --          --
  178        --          --          --       26.56          --          --          --          --          --          --
  179        --          --          --       28.59          --          --          --          --          --          --

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 27

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%    M-4 CAP%    M-5 CAP%    M-6 CAP%
------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

  180        --          --          --       28.92          --          --          --          --          --          --
  181        --          --          --       30.14          --          --          --          --          --          --
  182        --          --          --       34.80          --          --          --          --          --          --
  183        --          --          --       32.89          --          --          --          --          --          --
  184        --          --          --       35.69          --          --          --          --          --          --
  185        --          --          --       36.42          --          --          --          --          --          --
  186        --          --          --       39.86          --          --          --          --          --          --
  187        --          --          --       41.08          --          --          --          --          --          --
  188        --          --          --       44.03          --          --          --          --          --          --
  189        --          --          --       49.12          --          --          --          --          --          --
  190        --          --          --       51.77          --          --          --          --          --          --
  191        --          --          --       58.91          --          --          --          --          --          --
  192        --          --          --       63.63          --          --          --          --          --          --
  193        --          --          --       72.28          --          --          --          --          --          --
  194        --          --          --       93.02          --          --          --          --          --          --
  195        --          --          --      100.89          --          --          --          --          --          --
  196        --          --          --      131.41          --          --          --          --          --          --
  197        --          --          --      173.77          --          --          --          --          --          --
  198        --          --          --      288.26          --          --          --          --          --          --
  199        --          --          --           *          --          --          --          --          --          --
  200        --          --          --          --          --          --          --          --          --          --

*    In period 199, the Class A-4 Certificates have an approximate beginning
     Class Principal Balance of $64,465 and are paid approximately $85,049 in interest

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 28

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   B-1 CAP%    B-2 CAP%    B-3 CAP%    B-4 CAP%
------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------
    1        (3)         (3)         (3)         (3)
    2        (3)         (3)         (3)         (3)
    3        (3)         (3)         (3)         (3)
    4     19.91       19.91       19.91       19.91
    5     19.49       19.49       19.49       19.49
    6     19.57       19.57       19.57       19.57
    7     19.15       19.15       19.15       19.15
    8     18.98       18.98       18.98       18.98
    9     19.07       19.07       19.07       19.07
   10     18.65       18.65       18.65       18.65
   11     21.01       21.01       21.01       21.01
   12     20.69       20.69       20.69       20.69
   13     20.48       20.48       20.48       20.48
   14     20.54       20.54       20.54       20.54
   15     20.08       20.08       20.08       20.08
   16     20.02       20.02       20.02       20.02
   17     19.69       19.69       19.69       19.69
   18     19.63       19.63       19.63       19.63
   19     19.20       19.20       19.20       19.20
   20     18.83       18.83       18.83       18.83
   21     18.92       18.92       18.92       18.92
   22     18.51       18.51       18.51       18.51
   23     18.58       18.58       18.58       18.58
   24     18.19       18.19       18.19       18.19
   25     17.92       17.92       17.92       17.92
   26     18.25       18.25       18.25       18.25
   27     16.43       16.43       16.43       16.43
   28     16.46       16.46       16.46       16.46
   29     15.97       15.97       15.97       15.97
   30     16.04       16.04       16.04       16.04
   31     15.59       15.59       15.59       15.59
   32     15.32       15.32       15.32       15.32
   33     15.08       15.08       15.08       15.08
   34     14.68       14.68       14.68       14.68
   35     14.92       14.92       14.92       14.92
   36     14.47       14.47       14.47       14.47
   37     14.43       14.43       14.43       14.43
   38     15.49       15.49       15.49       15.49
   39     14.86       14.86       14.86       14.86
   40     15.16       15.16       15.16       15.16
   41     14.79       14.79       14.79       14.79
   42     15.15       15.15       15.15       15.15
   43     14.74       14.74       14.74       14.74
   44     14.71       14.71       14.71       14.71

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 29

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group    [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   B-1 CAP%    B-2 CAP%    B-3 CAP%    B-4 CAP%
------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------
   45     15.17       15.17       15.17       15.17
   46     14.75       14.75       14.75       14.75
   47     15.11       15.11       15.11       15.11
   48     14.69       14.69       14.69       14.69
   49     14.66       14.66       14.66       14.66
   50     15.89       15.89       15.89       15.89
   51     14.60       14.60       14.60       14.60
   52     15.04       15.04       15.04       15.04
   53     14.64       14.64       14.64       14.64
   54     15.02       15.02       15.02       15.02
   55     14.60       14.60       14.60       14.60
   56     14.58       14.58       14.58       14.58
   57     14.95       14.95       14.95       14.95
   58     14.53       14.53       14.53       14.53
   59     14.90       14.90       14.90       14.90
   60     14.48       14.48       14.48       14.48
   61     14.46       14.46       14.46       14.46
   62     15.25       15.25       15.25       15.25
   63     14.41       14.41       14.41       14.41
   64     14.78       14.78       14.78       14.78
   65     14.36       14.36       14.36       14.36
   66     14.73       14.73       14.73       14.73
   67     14.31       14.31       14.31       14.31
   68     14.29       14.29       14.29       14.29
   69     14.66       14.66       14.66       14.66
   70     14.24       14.24       14.24       14.24
   71     14.61       14.61       14.61       14.61
   72     14.20       14.20       14.20       14.20
   73     12.43       12.43       12.43       12.43
   74     13.75       13.75       13.75       13.75
   75     12.42       12.42       12.42       12.42
   76     12.82       12.82       12.82       12.82
   77     12.41       12.41       12.41       12.41
   78     12.81       12.81       12.81       12.81
   79     12.40       12.40       12.40       12.40
   80     12.39       12.39       12.39       12.39
   81     12.80       12.80       12.80       12.80
   82     12.38       12.38       12.38       12.38
   83     12.79       12.79       12.79       12.79
   84     12.37       12.37       12.37       12.37
   85     12.36       12.36       12.36       12.36
   86     13.68       13.68       13.68       13.68
   87     12.35       12.35       12.35       12.35
   88     12.76       12.76       12.76       12.76
   89     12.34       12.34       12.34       12.34

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 30

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group    [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   B-1 CAP%    B-2 CAP%    B-3 CAP%    B-4 CAP%
------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
        ----------  ----------  ----------  ----------
   90     12.75       12.75       12.75       12.75
   91     12.33       12.33       12.33       12.33
   92     12.32       12.32       12.32       12.32
   93     12.73       12.73       12.73       12.73
   94     12.31       12.31       12.31       12.31
   95     12.72       12.72       12.72       12.72
   96     12.30       12.30       12.30       12.30
   97     12.30       12.30       12.30       12.30
   98     13.61       13.61       13.61          --
   99     12.28       12.28       12.28          --
  100     12.69       12.69       12.69          --
  101     12.27       12.27       12.27          --
  102     12.68       12.68       12.68          --
  103     12.26       12.26       12.26          --
  104     12.26       12.26       12.26          --
  105     12.66       12.66       12.66          --
  106     12.24       12.24       12.24          --
  107     12.65       12.65          --          --
  108     12.23       12.23          --          --
  109     12.23       12.23          --          --
  110     13.06       13.06          --          --
  111     12.21       12.21          --          --
  112     12.62       12.62          --          --
  113     12.20       12.20          --          --
  114     12.60       12.60          --          --
  115     12.19          --          --          --
  116     12.19          --          --          --
  117     12.59          --          --          --
  118     12.17          --          --          --
  119     12.57          --          --          --
  120     12.16          --          --          --
  121     12.16          --          --          --
  122     13.45          --          --          --
  123     12.15          --          --          --
  124     12.54          --          --          --
  125        --          --          --          --

(1)  Cash available to pay current and prior interest and Basis Risk Carry
     Forward Amount divided by the current Class Certificate Balance.

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%.

(3)  A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 31

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

INTEREST RATE SWAP SCHEDULE

SWAP RATE: 4.883%

                                        Swap Notional
PERIOD   Start Accrual   End Accrual      Balance $
-----------------------------------------------------
   1        1/30/2007      2/25/2007               --
   2        2/25/2007      3/25/2007               --
   3        3/25/2007      4/25/2007               --
   4        4/25/2007      5/25/2007               --
   5        5/25/2007      6/25/2007               --
   6        6/25/2007      7/25/2007               --
   7        7/25/2007      8/25/2007               --
   8        8/25/2007      9/25/2007               --
   9        9/25/2007     10/25/2007               --
  10       10/25/2007     11/25/2007               --
  11       11/25/2007     12/25/2007   529,322,240.89
  12       12/25/2007      1/25/2008   507,474,222.56
  13        1/25/2008      2/25/2008   486,308,730.58
  14        2/25/2008      3/25/2008   465,855,344.68
  15        3/25/2008      4/25/2008   446,103,892.97
  16        4/25/2008      5/25/2008   427,240,376.60
  17        5/25/2008      6/25/2008   408,977,526.14
  18        6/25/2008      7/25/2008   391,442,315.10
  19        7/25/2008      8/25/2008   371,458,919.79
  20        8/25/2008      9/25/2008   347,182,053.64
  21        9/25/2008     10/25/2008   294,093,428.60
  22       10/25/2008     11/25/2008   276,932,419.35
  23       11/25/2008     12/25/2008   260,228,601.13
  24       12/25/2008      1/25/2009   245,202,194.74
  25        1/25/2009      2/25/2009   231,267,431.55
  26        2/25/2009      3/25/2009   212,792,930.00
  27        3/25/2009      4/25/2009   164,967,681.38
  28        4/25/2009      5/25/2009   153,335,493.70
  29        5/25/2009      6/25/2009   141,988,575.74
  30        6/25/2009      7/25/2009   132,095,188.36
  31        7/25/2009      8/25/2009   124,544,182.43
  32        8/25/2009      9/25/2009   114,387,811.47
  33        9/25/2009     10/25/2009    86,939,194.50
  34       10/25/2009     11/25/2009    77,587,610.93
  35       11/25/2009     12/25/2009    70,568,489.66
  36       12/25/2009      1/25/2010    65,013,079.91
  37        1/25/2010      2/25/2010    62,124,496.04
  38        2/25/2010      3/25/2010    59,601,619.60
  39        3/25/2010      4/25/2010    56,698,881.86
  40        4/25/2010      5/25/2010    51,376,058.69
  41        5/25/2010      6/25/2010    48,286,813.50
  42        6/25/2010      7/25/2010    45,931,381.26
  43        7/25/2010      8/25/2010    43,952,347.48
  44        8/25/2010      9/25/2010    42,266,468.15
  45        9/25/2010     10/25/2010    40,365,227.53
  46       10/25/2010     11/25/2010    37,075,925.02
  47       11/25/2010     12/25/2010    35,069,505.18
  48       12/25/2010      1/25/2011    33,498,010.11
  49        1/25/2011      2/25/2011    32,137,149.01
  50        2/25/2011      3/25/2011    30,961,021.35
  51        3/25/2011      4/25/2011    29,865,956.08
  52        4/25/2011      5/25/2011    28,819,183.29
  53        5/25/2011      6/25/2011    27,808,829.34
  54        6/25/2011      7/25/2011    26,833,636.17
  55        7/25/2011      8/25/2011    25,892,389.16
  56        8/25/2011      9/25/2011    24,983,920.67
  57        9/25/2011     10/25/2011    24,107,098.78
  58       10/25/2011     11/25/2011    23,250,067.57
  59       11/25/2011     12/25/2011    22,397,414.09
  60       12/25/2011      1/25/2012    21,600,253.07
  61        1/25/2012      2/25/2012    20,836,292.55
  62        2/25/2012      3/25/2012    20,099,714.09
  63        3/25/2012      4/25/2012    19,391,412.59
  64        4/25/2012      5/25/2012    18,697,341.73
  65        5/25/2012      6/25/2012    18,001,905.26
  66        6/25/2012      7/25/2012    17,358,161.31
  67        7/25/2012      8/25/2012    16,742,680.04
  68        8/25/2012      9/25/2012    16,149,550.09
  69        9/25/2012     10/25/2012    15,579,845.36
  70       10/25/2012     11/25/2012    15,024,281.54
  71       11/25/2012     12/25/2012    14,473,527.78
  72       12/25/2012      1/25/2013    13,957,632.06
  73        1/25/2013      2/25/2013               --

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 32

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

INTEREST RATE CAP SCHEDULE

CAP RATE: 7.500%

PERIOD   Start Accrual   End Accrual   Cap Notional $
-----------------------------------------------------
   1        1/30/2007      2/25/2007   632,495,999.92
   2        2/25/2007      3/25/2007   656,797,322.67
   3        3/25/2007      4/25/2007   680,097,566.53
   4        4/25/2007      5/25/2007   702,415,327.01
   5        5/25/2007      6/25/2007   675,298,720.12
   6        6/25/2007      7/25/2007   649,040,457.84
   7        7/25/2007      8/25/2007   623,599,729.74
   8        8/25/2007      9/25/2007   598,939,203.60
   9        9/25/2007     10/25/2007   575,025,340.23
  10       10/25/2007     11/25/2007   551,828,107.92
  11       11/25/2007     12/25/2007               --

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

                                    Page 33

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL
                         STATISTICAL COLLATERAL SUMMARY

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                       SUMMARY
                                                     STATISTICS    RANGE (IF APPLICABLE)    AVERAGE
                                                    ------------   ---------------------   --------

NUMBER OF MORTGAGE LOANS:                               3,294

AGGREGATE CURRENT PRINCIPAL BALANCE:                $649,588,500     $14,990 - $959,854    $197,204

AGGREGATE ORIGINAL PRINCIPAL BALANCE:               $650,564,626     $15,000 - $960,000    $197,500

1ST LIEN:                                              95.60%

2ND LIEN:                                               4.40%

FIXED RATE MORTGAGE LOANS:                             20.09%

ADJUSTABLE RATE MORTGAGE LOANS:                        79.91%

INTEREST ONLY MORTGAGE LOANS:                          19.22%

WTD. AVG. MORTGAGE RATE:                               8.401%         6.090% - 14.050%

WTD. AVG. ORIGINAL TERM TO MATURITY (MONTHS):            352              120 - 360

WTD. AVG. REMAINING TERM TO MATURITY  (MONTHS):          348              113 - 360

WTD. AVG. MARGIN (ARM LOANS ONLY):                     6.501%          3.000% - 8.730%

WTD. AVG. MAXIMUM MORTGAGE RATE (ARM LOANS ONLY):      15.091%        12.250% - 18.990%

WTD. AVG. MINIMUM MORTGAGE RATE (ARM LOANS ONLY):      8.242%         6.090% - 11.990%

WTD. AVG. COMBINED ORIGINAL LTV:                       80.95%         11.11% - 100.00%

WTD. AVG. BORROWER FICO:                                 625              500 - 804

OWNER OCCUPIED:                                        93.20%

CASHOUT REFINANCE:                                     52.81%

PURCHASE:                                              41.69%

RATE TERM REFINANCE:                                    5.50%

FULL DOCUMENTATION:                                    37.22%

LIMITED/ALTERNATE DOCUMENTATION:                        6.43%

STATED DOCUMENTATION:                                  56.36%

GEOGRAPHIC DISTRIBUTION (TOP 5):                    CA    34.31%
                                                    FL    22.65%
                                                    IL     4.31%
                                                    TX     4.10%
                                                    AZ     3.79%

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                    Page 34

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

SUMMARY STATISTICS

Number of Mortgage Loans:                                 3,294
Aggregate Principal Balance ($):                    649,588,500
Weighted Average Current Mortgage Rate (%):               8.401
Non-Fixed Rate Weighted Average Margin (%):               6.501
Non-Fixed Rate Weighted Average Maximum Rate (%):        15.091
Weighted Average Stated Original Term (months):             352
Weighted Average Stated Remaining Term (months):            348
Weighted Average Combined Original LTV (%):               80.95
% First Liens:                                            95.60
% Owner Occupied:                                         93.20
% Purchase:                                               41.69
% Full Doc:                                               37.22
Weighted Average Credit Score:                              625

ORIGINATOR

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off    Average     Average     Average   Weighted
                                       of         Date          Date      Gross     Remaining   Combined   Average
                                    Mortgage    Principal    Principal   Interest      Term     Original     FICO
           Originator                Loans     Balance ($)    Balance    Rate (%)    (months)      LTV      Score
-------------------------------------------------------------------------------------------------------------------

First NLC Financial Services          1,502    258,397,923      39.78      8.402       347        81.09       626
Master Financial, Inc.                  436    114,284,805      17.59      8.466       344        82.32       629
Lenders Direct Capital
   Corporation                          273     62,630,422       9.64      8.368       351        81.87       629
Rose Mortgage Corp.                     217     52,947,240       8.15      8.285       357        78.15       621
Funding America, LLC                    240     44,237,070       6.81      8.212       356        79.17       612
NC Capital Corporation                  159     37,090,761       5.71      8.083       354        79.60       623
Maxim Mortgage Corp.                     87     18,326,050       2.82      8.376       349        81.23       647
Sebring Capital Partners LP             124     18,303,980       2.82      8.851       339        84.03       631
Accredited Home Lenders, Inc.           110     17,926,610       2.76      8.777       349        75.81       593
First Horizon Home Loan Corp.            51      7,384,305       1.14      9.040       354        87.33       602
Other                                    95     18,059,333       2.78      8.473       342        81.48       616
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

PRODUCT TYPE

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
                                    Mortgage    Principal    Principal   Interest      Term     Original     FICO
           Product Type               Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

Fixed--10 Year                            8        501,249       0.08      8.978       115        67.68       632
Fixed--15 Year                           18      2,089,042       0.32      8.170       176        71.58       647
Fixed--20 Year                           23      1,966,268       0.30      8.786       236        78.51       623
Fixed--30 Year                          528     68,758,999      10.59      8.666       356        79.02       613
Balloon--15/30                          380     24,054,616       3.70     11.468       176        99.95       655
Balloon--30/40                           73     13,870,541       2.14      8.327       357        78.68       598
Balloon--30/45                            2        382,534       0.06      8.500       358        72.88       623
Balloon--30/50                           43      7,859,960       1.21      8.082       358        72.50       601
ARM--2 Year/6 Month Balloon 30/40       706    190,229,726      29.28      8.213       356        80.31       620
ARM--2 Year/6 Month Balloon 30/50        70     18,134,450       2.79      8.014       358        82.08       653
ARM--3 Year/6 Month Balloon 30/40        75     15,074,820       2.32      8.435       357        81.74       607
ARM--3 Year/6 Month Balloon 30/50        40      8,429,867       1.30      8.023       358        81.44       651
ARM--5 Year/6 Month Balloon 30/40         1        454,622       0.07      6.700       358        70.00       621
ARM--5 Year/6 Month Balloon 30/50         1        183,966       0.03      7.000       359        80.00       742
ARM--2 Year/6 Month                     647    127,996,008      19.70      8.564       356        79.75       610
ARM--3 Year/6 Month                     263     43,630,923       6.72      8.735       356        81.48       606
ARM--5 Year/6 Month                       3        885,673       0.14      7.230       358        84.65       631
ARM--7 Year/6 Month                       1        254,548       0.04      8.575       359        90.00       652
Interest Only Fixed--30 Year--60
   mo. IO term                           35     10,644,776       1.64      7.791       358        81.94       658
Interest Only ARM--2 Year/6 Month
   --60 mo. IO term                     337    103,902,305      16.00      7.789       356        80.85       653
Interest Only ARM--3 Year/6 Month
   --60 mo. IO term                      37      8,981,608       1.38      7.747       358        83.78       659
Interest Only ARM--5 Year/6 Month
   --60 mo. IO term                       1        480,000       0.07      7.050       357        76.19       637
Interest Only ARM--5 Year/6 Month
   --84 mo. IO term                       1        476,000       0.07      8.240       358        80.00       630
Interest Only Fixed--30 Year--120
   mo. IO term                            1        346,000       0.05      7.250       359        84.60       647
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

RANGE OF GROSS INTEREST RATES (%)

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
                                    Mortgage    Principal    Principal   Interest      Term     Original     FICO
Range of Gross Interest Rates (%)     Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

6.000--6.999                            154     40,715,456       6.27      6.793       354        76.19       661
7.000--7.999                            945    244,074,681      37.57      7.623       356        78.80       642
8.000--8.999                          1,048    223,739,963      34.44      8.511       355        80.97       617
9.000--9.999                            553     92,719,845      14.27      9.497       352        82.55       585
10.000--10.999                          253     27,211,514       4.19     10.472       310        88.69       606
11.000--11.999                          220     14,507,553       2.23     11.549       215        96.85       633
12.000--12.999                          109      6,098,766       0.94     12.431       210        99.92       643
13.000--13.999                           11        504,056       0.08     13.299       242        99.93       628
14.000--14.999                            1         16,668       0.00     14.050       174       100.00       627
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

Minimum: 6.090
Maximum: 14.050
Weighted Average: 8.401

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
 Range of Cut-off Date Principal    Mortgage    Principal    Principal   Interest      Term     Original     FICO
           Balances ($)               Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

0.01--25,000.00                          54      1,148,853       0.18     11.160       241        99.91       644
25,000.01--50,000.00                    199      7,663,849       1.18     11.300       225        95.32       644
50,000.01--75,000.00                    294     18,594,230       2.86     10.109       290        86.52       622
75,000.01--100,000.00                   316     27,883,338       4.29      9.418       319        82.86       611
100,000.01--125,000.00                  298     33,545,644       5.16      8.986       330        81.65       617
125,000.01--150,000.00                  287     39,587,138       6.09      8.658       347        78.68       618
150,000.01--175,000.00                  289     46,865,710       7.21      8.491       354        79.52       612
175,000.01--200,000.00                  267     50,215,475       7.73      8.414       354        78.46       619
200,000.01--225,000.00                  210     44,908,585       6.91      8.302       355        80.22       618
225,000.01--250,000.00                  182     43,375,845       6.68      8.255       355        80.40       620
250,000.01--275,000.00                  138     36,247,580       5.58      8.086       356        80.84       624
275,000.01--300,000.00                  145     41,753,171       6.43      8.126       356        80.06       628
300,000.01--325,000.00                  110     34,438,970       5.30      8.041       355        80.13       625
325,000.01--350,000.00                   88     29,837,144       4.59      8.306       357        80.00       621
350,000.01--375,000.00                   59     21,412,909       3.30      7.968       356        80.47       635
375,000.01--400,000.00                   74     28,857,356       4.44      8.070       356        80.51       634
400,000.01--425,000.00                   49     20,254,066       3.12      8.219       356        81.59       623
425,000.01--450,000.00                   48     21,095,944       3.25      7.948       356        81.15       629
450,000.01--475,000.00                   47     21,693,482       3.34      8.083       356        83.28       626
475,000.01--500,000.00                   43     21,036,466       3.24      7.991       352        79.96       640
500,000.01--750,000.00                   91     54,017,943       8.32      7.997       356        82.90       643
750,000.01--1,000,000.00                  6      5,154,800       0.79      8.029       357        80.07       660
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

Minimum: 14,990.23
Maximum: 959,853.76
Average: 197,203.55

STATED ORIGINAL TERM (MONTHS)

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
                                    Mortgage    Principal    Principal   Interest      Term     Original     FICO
  Stated Original Term (months)       Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

120                                       8        501,249       0.08      8.978       115        67.68       632
180                                     399     26,247,140       4.04     11.198       176        97.62       654
240                                      23      1,966,268       0.30      8.786       236        78.51       623
360                                   2,864    620,873,844      95.58      8.281       356        80.26       623
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 352

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                                                  MORGAN STANLEY
IXIS 2007-HE1                                                      3,294 records
TERMSHEET AGGREGATE                                        Balance: $649,588,500
--------------------------------------------------------------------------------

RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
 Range of Stated Remaining Terms    Mortgage    Principal    Principal   Interest      Term     Original     FICO
             (months)                 Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

109--120                                  8        501,249       0.08      8.978       115        67.68       632
169--180                                399     26,247,140       4.04     11.198       176        97.62       654
229--240                                 23      1,966,268       0.30      8.786       236        78.51       623
337--348                                  7      1,169,149       0.18      7.505       347        84.66       631
349--360                              2,857    619,704,695      95.40      8.282       356        80.26       623
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

Minimum: 113
Maximum: 360
Weighted Average: 348

RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
  Range of Combined Original LTV    Mortgage    Principal    Principal   Interest      Term     Original     FICO
            Ratios (%)                Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

10.01--15.00                              5        513,253       0.08      7.656       356        13.10       613
15.01--20.00                              4        374,345       0.06      8.286       356        17.43       583
20.01--25.00                              4        579,946       0.09      7.151       357        22.98       596
25.01--30.00                              5        408,765       0.06      7.782       355        27.61       624
30.01--35.00                              7      1,056,430       0.16      8.166       356        32.11       575
35.01--40.00                             11      1,328,389       0.20      8.537       350        38.86       599
40.01--45.00                             17      2,673,973       0.41      8.104       351        42.63       586
45.01--50.00                             29      5,225,805       0.80      8.030       351        48.32       609
50.01--55.00                             39      6,944,788       1.07      7.863       351        52.80       615
55.01--60.00                             57      9,465,468       1.46      8.027       355        57.62       599
60.01--65.00                             79     16,176,160       2.49      8.040       351        63.31       596
65.01--70.00                            127     23,064,705       3.55      8.201       351        68.74       591
70.01--75.00                            238     52,676,196       8.11      8.413       354        74.08       575
75.01--80.00                          1,310    308,785,459      47.54      8.105       356        79.76       637
80.01--85.00                            286     59,968,330       9.23      8.423       355        84.41       601
85.01--90.00                            381     83,301,899      12.82      8.441       355        89.57       628
90.01--95.00                            151     33,503,031       5.16      8.741       355        94.62       642
95.01--100.00                           544     43,541,559       6.70     10.619       257        99.88       654
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

Minimum: 11.11
Maximum: 100.00
Weighted Average: 80.95

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                                                  MORGAN STANLEY
IXIS 2007-HE1                                                      3,294 records
TERMSHEET AGGREGATE                                        Balance: $649,588,500
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS (%)

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
                                    Mortgage    Principal    Principal   Interest      Term     Original     FICO
    Range of Gross Margins (%)        Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                      1,111    130,473,985      20.09      9.030       318        82.51       623
<= 3.500                                  1        646,322       0.10      7.625       355        65.00       700
3.501--4.000                              6      1,455,880       0.22      6.586       358        79.65       675
4.001--4.500                             16      4,445,113       0.68      7.327       357        79.80       655
4.501--5.000                             45     13,868,918       2.14      7.681       356        80.81       642
5.001--5.500                             52     11,688,367       1.80      8.250       356        81.65       636
5.501--6.000                            483    124,997,242      19.24      7.972       357        81.13       635
6.001--6.500                            519    132,952,936      20.47      8.164       356        81.60       632
6.501--7.000                            376     87,528,376      13.47      8.169       355        79.58       618
7.001--7.500                            586    113,655,497      17.50      8.636       356        79.71       612
7.501--8.000                             72     19,091,984       2.94      8.934       356        79.69       607
8.001--8.500                             25      8,644,807       1.33      9.051       356        78.99       598
8.501--9.000                              2        139,074       0.02     10.877       357        87.83       605
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 3.000
Non-Fixed Rate Maximum: 8.730
Non-Fixed Rate Weighted Average: 6.501

RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                % of
                                                              Mortgage
                                                              Pool by
                                                Aggregate    Aggregate   Weighted    Weighted   Weighted
                                     Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                       of          Date         Date       Gross    Remaining   Combined    Average
 Range of Minimum Mortgage Rates    Mortgage    Principal    Principal   Interest      Term     Original     FICO
               (%)                    Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                      1,111    130,473,985      20.09      9.030       318        82.51       623
6.001--6.500                             19      6,078,374       0.94      6.456       358        76.29       678
6.501--7.000                            137     36,840,470       5.67      6.895       356        78.61       657
7.001--7.500                            255     70,547,030      10.86      7.336       356        79.19       646
7.501--8.000                            514    135,382,172      20.84      7.822       356        79.35       640
8.001--8.500                            388     96,476,615      14.85      8.302       356        80.87       629
8.501--9.000                            375     82,942,992      12.77      8.784       356        81.46       609
9.001--9.500                            207     42,474,043       6.54      9.291       356        82.54       589
9.501--10.000                           172     31,445,116       4.84      9.792       356        83.68       572
10.001 -10.500                           73     11,846,360       1.82     10.284       356        82.90       575
10.501--11.000                           33      4,170,810       0.64     10.732       356        89.34       591
11.001--11.500                            4        372,786       0.06     11.155       356        87.38       544
11.501--12.000                            6        537,746       0.08     11.732       357        87.55       554
-------------------------------------------------------------------------------------------------------------------
Total:                                3,294    649,588,500     100.00      8.401       348        80.95       625
-------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 6.090
Non-Fixed Rate: 11.990
Non-Fixed Rate Weighted Average: 8.242

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

RANGE OF MAXIMUM MORTGAGE RATES (%)

                                                              % of
                                                            Mortgage
                                                            Pool by
                                              Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number       Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of          Date          Date      Gross     Remaining   Combined    Average
   Range of Maximum Mortgage     Mortgage     Principal    Principal   Interest      Term     Original     FICO
           Rates (%)               Loans     Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                   1,111     130,473,985      20.09      9.030       318        82.51       623
<= 12.500                              7       2,291,291       0.35      6.457       358        71.50       655
12.501--13.000                        27       8,195,535       1.26      7.125       357        77.43       635
13.001--13.500                        51      14,754,871       2.27      7.110       357        79.47       659
13.501--14.000                       185      50,013,912       7.70      7.293       355        78.73       650
14.001--14.500                       262      70,003,108      10.78      7.481       356        78.95       641
14.501--15.000                       485     124,987,057      19.24      7.897       356        79.63       638
15.001--15.500                       368      92,354,726      14.22      8.377       356        81.34       627
15.501--16.000                       360      78,711,787      12.12      8.857       356        81.59       608
16.001--16.500                       188      36,852,085       5.67      9.315       356        82.20       587
16.501--17.000                       145      25,621,275       3.94      9.777       355        84.07       569
17.001--17.500                        63      10,307,290       1.59     10.292       356        84.05       577
17.501--18.000                        32       4,111,044       0.63     10.731       356        89.18       589
18.001--18.500                         4         372,786       0.06     11.155       356        87.38       544
18.501--19.000                         6         537,746       0.08     11.732       357        87.55       554
-----------------------------------------------------------------------------------------------------------------
Total:                             3,294     649,588,500     100.00      8.401       348        80.95       625
-----------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 12.250
Non-Fixed Rate Maximum: 18.990
Non-Fixed Rate Weighted Average: 15.091

INITIAL PERIODIC CAP (%)

                                                              % of
                                                            Mortgage
                                                            Pool by
                                              Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number       Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of          Date          Date      Gross     Remaining   Combined    Average
                                 Mortgage     Principal    Principal   Interest      Term     Original     FICO
   Initial Periodic Cap (%)        Loans     Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                   1,111     130,473,985      20.09      9.030        318        82.51       623
1.500                                 74      16,497,014       2.54      8.524        353        79.47       605
2.000                                147      34,269,639       5.28      8.038        354        79.57       625
3.000                              1,961     467,701,540      72.00      8.249        356        80.69       626
6.000                                  1         646,322       0.10      7.625        355        65.00       700
-----------------------------------------------------------------------------------------------------------------
Total:                             3,294     649,588,500     100.00      8.401        348        80.95       625
-----------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.500
Non-Fixed Rate Maximum: 6.000
Non-Fixed Rate Weighted Average: 2.890

SUBSEQUENT PERIODIC CAP (%)

                                                              % of
                                                            Mortgage
                                                            Pool by
                                              Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number       Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of          Date          Date      Gross     Remaining   Combined    Average
                                 Mortgage     Principal    Principal   Interest      Term     Original     FICO
  Subsequent Periodic Cap (%)      Loans     Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                   1,111     130,473,985      20.09      9.030       318        82.51       623
1.000                                913     247,072,651      38.04      8.257       357        80.78       625
1.500                              1,269     271,395,542      41.78      8.231       355        80.39       625
2.000                                  1         646,322       0.10      7.625       355        65.00       700
-----------------------------------------------------------------------------------------------------------------
Total:                             3,294     649,588,500     100.00      8.401       348        80.95       625
-----------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000
Non-Fixed Rate Maximum: 2.000
Non-Fixed Rate Weighted Average: 1.263

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

MONTHS TO NEXT RATE ADJUSTMENT

                                                              % of
                                                            Mortgage
                                                            Pool by
                                              Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number       Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of          Date          Date      Gross     Remaining   Combined    Average
                                 Mortgage     Principal    Principal   Interest      Term     Original     FICO
Months to Next Rate Adjustment     Loans     Balance ($)    Balance    Rate (%)    (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                   1,111     130,473,985      20.09      9.030       318        82.51       623
9                                      1         189,173       0.03      6.850       345        90.00       585
11                                     2         285,824       0.04      7.900       347        90.00       638
12                                     3         624,866       0.10      7.445       348        80.00       640
13                                     2         267,926       0.04      8.769       349        78.21       584
14                                    10       1,728,854       0.27      8.360       350        83.91       653
15                                    35       9,704,633       1.49      7.872       351        80.01       624
16                                    75      18,432,371       2.84      8.058       352        79.35       627
17                                   219      55,024,773       8.47      8.143       353        80.59       623
18                                   332      77,617,099      11.95      8.161       354        79.83       624
19                                    95      24,286,805       3.74      8.255       355        79.67       614
20                                   122      31,295,727       4.82      8.452       356        81.67       627
21                                   265      68,766,521      10.59      8.310       357        81.22       632
22                                   318      79,404,920      12.22      8.195       358        80.86       626
23                                   270      70,724,397      10.89      8.159       359        79.39       630
24                                    11       1,908,600       0.29      9.145       360        70.11       578
25                                     1         156,219       0.02      9.800       349        90.00       566
27                                     3         656,351       0.10      9.117       351        92.79       561
28                                     9       1,277,485       0.20      9.350       352        81.80       554
29                                    33       5,421,928       0.83      8.694       353        86.57       594
30                                    49       8,740,002       1.35      8.990       354        82.07       594
31                                     4       1,590,931       0.24      8.303       355        80.77       701
32                                     3         661,979       0.10      8.385       356        89.46       665
33                                    67      14,174,624       2.18      8.447       357        81.96       622
34                                   172      29,607,147       4.56      8.411       357        81.38       624
35                                    73      13,497,551       2.08      8.122       359        79.37       619
36                                     1         333,000       0.05      9.490       360        90.00       648
57                                     1         480,000       0.07      7.050       357        76.19       637
58                                     4       1,698,366       0.26      7.283       358        78.36       629
59                                     2         301,895       0.05      7.586       359        87.81       692
83                                     1         254,548       0.04      8.575       359        90.00       652
-----------------------------------------------------------------------------------------------------------------
Total:                             3,294     649,588,500     100.00      8.401       348        80.95       625
-----------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 9
Non-Fixed Rate Maximum: 83
Non-Fixed Rate Weighted Average: 22

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                            % of
                                                          Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of         Date         Date        Gross    Remaining   Combined    Average
  Geographic Distribution of     Mortgage    Principal    Principal   Interest     Term      Original     FICO
      Mortgaged Properties         Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------

California                           758    222,879,787      34.31      8.151       346        80.24       633
Florida                              794    147,152,419      22.65      8.461       350        81.03       623
Illinois                             163     28,024,800       4.31      8.533       347        81.92       632
Texas                                238     26,621,419       4.10      8.870       341        84.74       619
Arizona                              153     24,621,042       3.79      8.401       346        81.07       632
New Jersey                            77     18,586,243       2.86      8.576       357        78.04       613
New York                              57     17,730,310       2.73      8.240       354        76.70       633
Nevada                                80     17,711,820       2.73      8.248       347        83.46       635
Maryland                              61     13,553,455       2.09      8.197       354        78.28       613
Massachusetts                         60     13,388,299       2.06      8.328       353        78.22       617
Connecticut                           54     11,455,465       1.76      8.390       354        78.96       615
Washington                            50     10,731,076       1.65      8.308       350        82.21       611
Pennsylvania                          78      9,896,063       1.52      8.619       355        80.82       607
Rhode Island                          39      8,864,142       1.36      8.514       356        80.95       625
Michigan                              70      8,743,754       1.35      8.997       348        84.09       619
Other                                562     69,628,405      10.72      8.823       347        83.20       606
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 48

OCCUPANCY

                                                            % of
                                                          Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of         Date         Date        Gross    Remaining   Combined    Average
                                 Mortgage    Principal    Principal   Interest     Term      Original     FICO
          Occupancy                Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------

Primary                            3,055    605,446,448      93.20      8.393       348        81.09       623
Non-Owner Occupied                   195     35,174,067       5.41      8.573       353        78.90       653
Second Home                           44      8,967,985       1.38      8.274       356        79.71       652
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                            % of
                                                          Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of         Date         Date        Gross    Remaining   Combined    Average
                                 Mortgage    Principal    Principal   Interest      Term     Original     FICO
         Property Type             Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------

Single Family Residence            2,600    492,839,096      75.87      8.408       348        81.19       621
2-4 Family                           239     59,428,340       9.15      8.431       352        78.07       644
Planned Unit Development             206     49,790,958       7.66      8.360       349        82.15       625
Condominium                          249     47,530,105       7.32      8.328       348        80.78       638
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

LOAN PURPOSE

                                                            % of
                                                          Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of         Date         Date        Gross    Remaining   Combined    Average
                                 Mortgage    Principal    Principal   Interest     Term      Original     FICO
          Loan Purpose             Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------

Refinance--Cashout                 1,601    343,047,947      52.81      8.309       353         78.25      606
Purchase                           1,494    270,802,774      41.69      8.529       343         84.03      651
Refinance--Rate Term                 199     35,737,779       5.50      8.312       347         83.58      607
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348         80.95      625
----------------------------------------------------------------------------------------------------------------

DOCUMENTATION LEVEL

                                                            % of
                                                          Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of         Date         Date        Gross    Remaining   Combined    Average
                                 Mortgage    Principal    Principal   Interest     Term      Original     FICO
      Documentation Level          Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------

Stated Documentation               1,766    366,085,526      56.36      8.518       348        80.13       636
Full Documentation                 1,353    241,756,525      37.22      8.264       350        82.05       606
Limited/Alternate Documentation      175     41,746,449       6.43      8.166       343        81.82       633
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

RANGE OF CREDIT SCORES

                                                            % of
                                                          Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of         Date         Date        Gross    Remaining   Combined    Average
                                 Mortgage    Principal    Principal   Interest     Term      Original     FICO
          Credit Score             Loans    Balance ($)    Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------

500--524                             167     30,944,357       4.76      9.261       356        74.49       513
525--549                             236     44,732,691       6.89      8.976       355        75.11       537
550--574                             314     61,833,066       9.52      8.650       355        77.99       561
575--599                             316     64,043,456       9.86      8.503       353        80.50       587
600--624                             564    107,724,189      16.58      8.347       346        81.60       612
625--649                             620    117,818,236      18.14      8.368       346        82.63       637
650--674                             548    106,126,044      16.34      8.227       344        82.69       661
675--699                             270     58,435,599       9.00      8.059       346        83.09       685
700--724                             139     29,653,981       4.57      8.026       345        82.44       711
725--749                              66     16,034,985       2.47      7.877       344        83.16       736
750--774                              32      7,293,171       1.12      7.781       346        82.24       762
775--799                              18      4,158,164       0.64      7.872       351        83.44       783
800 +                                  4        790,560       0.12      8.386       348        74.87       803
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 804
Weighted Average: 625

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2007-HE1                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                3,294 records
                                                           Balance: $649,588,500
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM (MONTHS)

                                                             % of
                                                           Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of          Date         Date       Gross    Remaining   Combined   Average
                                 Mortgage    Principal    Principal   Interest      Term     Original     FICO
     Prepayment Penalty Term       Loans    Balance ($)    Balance    Rate (%)    (months)      LTV      Score
----------------------------------------------------------------------------------------------------------------

No Prepayment Penalty                804    140,083,802      21.57      8.669       347        81.12       623
12                                   138     39,356,346       6.06      8.401       352        79.78       635
24                                 1,470    331,088,512      50.97      8.244       351        81.04       627
30                                     2        385,714       0.06      9.202       359        71.60       542
36                                   855    135,701,124      20.89      8.488       343        81.08       620
60                                    25      2,973,001       0.46      9.131       343        73.29       561
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 26

LIEN POSITION

                                                             % of
                                                           Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of          Date         Date       Gross    Remaining   Combined   Average
               Lien              Mortgage    Principal    Principal   Interest      Term     Original     FICO
             Position              Loans    Balance ($)    Balance    Rate (%)    (months)      LTV      Score
----------------------------------------------------------------------------------------------------------------

1st Lien                           2,820    621,009,488      95.60      8.261       355        80.08       623
2nd Lien                             474     28,579,012       4.40     11.433       204        99.89       655
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

INTEREST ONLY TERM (MONTHS)

                                                             % of
                                                           Mortgage
                                                           Pool by
                                             Aggregate    Aggregate   Weighted    Weighted   Weighted
                                  Number      Cut-off      Cut-off     Average    Average     Average   Weighted
                                    of          Date         Date       Gross    Remaining   Combined   Average
                                 Mortgage    Principal    Principal   Interest      Term     Original     FICO
        Interest Only Term         Loans    Balance ($)    Balance    Rate (%)    (months)      LTV      Score
----------------------------------------------------------------------------------------------------------------

Non-Interest Only                  2,882    524,757,812      80.78      8.548       347        80.90       618
60                                   410    124,008,688      19.09      7.783       356        81.14       653
84                                     1        476,000       0.07      8.240       358        80.00       630
120                                    1        346,000       0.05      7.250       359        84.60       647
----------------------------------------------------------------------------------------------------------------
Total:                             3,294    649,588,500     100.00      8.401       348        80.95       625
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 9, 2007
Securitized Products Group         [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 MORGAN STANLEY
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ASSET BACKED FINANCE
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                             RATING AGENCY CONTACTS
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STANDARD & POOR'S
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MOODY'S
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--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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